                          PROTECTIVE INVESTMENT COMPANY
                                  ANNUAL REPORT
                                DECEMBER 31, 1998

PERFORMANCE AND PORTFOLIO REVIEW BY FUND

PROTECTIVE GLOBAL INCOME FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL

PERFORMANCE REVIEW -- Over the 12-month period ended December 31, 1998, the Fund generated a 10.40% cumulative total return. Over the same time period, the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars), generated a cumulative total return of 11.46%.

The key factor behind the Fund's slight underperformance relative to its benchmark was the Fund's overweight position in New Zealand bonds during the first quarter of 1998. Offsetting this, however, was a generally positive view on bond markets as they rallied, and an overweight UK gilt position versus German bunds with the 10-year yield spread tightening to around .80% by period end.

PORTFOLIO HIGHLIGHTS

- DANISH GOVERNMENT BONDS -- The flight to quality through the recent sell-off in perceived higher risk assets also affected the Danish government bond market, and management used this as an opportunity to increase this position. The team expects Denmark to join the euro within the next three years. Moreover, the Danish Central Bank appears to be committed to keeping the krona closely pegged with the deutschemark/euro.

- UK BONDS -- After the extreme weakness in the export and manufacturing sectors, management has finally begun to see weakness in the consumer sector; for example, consumer confidence and retail sales have both markedly declined recently. While the Bank of England has already eased rates, management expects 50 to 75 basis points of further rate cuts through the first half of 1999 as the consumer sector continues to deteriorate. This presents a favorable scenario for UK bonds.

- AUSTRALIAN BONDS -- During the period, the Fund held an overweight position in Australian bonds since, at one stage, the market was discounting a rate hike as the currency weakened. Management viewed this as a temporary phenomenon prompted by the general weakness in Asian economies and did not believe there was sufficient evidence to justify a rate hike. As a result, the team purchased Australian bonds at spreads close to 1.0% to equivalent-maturity U.S. bonds. The reduction of risk premia toward the end of the reporting period also translated into a stronger Australian dollar and an unwinding of rate hike expectations. This brought the Australian/U.S. spreads in by over .70%, where the Fund took profits.

OUTLOOK -- Conditions remain favorable for bond markets globally, with inflationary pressures continuing to decline and economic conditions remaining sluggish. Furthermore, the economic problems facing Brazil may intensify, which could cause a further bout of economic weakness. In the U.S., economic data remains buoyant with housing activity and consumer confidence at historically high levels. However, the management team expects that Treasuries will be supported by a favorable inflationary environment and by the expectations that the weak global economy will ultimately impact on the U.S. economy--especially if conditions were to deteriorate in South America.

Within the EMU region, weak manufacturing activity, high levels of unemployment, deteriorating business and consumer confidence, and falling commodity prices are all counteracting inflationary pressures that are beneficial for bonds. Similarly, in the UK, weakness in the manufacturing and export sectors, as well as extremely poor business confidence, should place downward pressure on UK bond yields.

The management team believes the rise in yields in Japan has been caused by supply side fears, and not an improvement in Japan's economic outlook. The steepness of the yield curve and the magnitude of the fall mean that the argument for underweighting Japanese bonds has weakened in recent days, and it is possible that Japanese bonds will remain firm in the short term.


                                    1

Global Income Fund Management Team
January 29, 1999

PROTECTIVE GLOBAL INCOME FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL


The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the J.P. Morgan Global Government Bond Index (hedged to U.S. dollars).

[GRAPH]

                                         4/1/94(b)   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
Protective Global Income Fund            $10,000     $10,014    $11,711    $12,820    $14,093    $15,610
J.P. Morgan Global Government
  Bond Index (Hedged)                    $10,000     $ 9,911    $11,684    $12,693    $14,071    $15,559

TOTAL RETURN(1) SUMMARY

                                                        Cumulative Total          Average Annual
                                   Year Ended            Return through        Total Return through
                                December 31, 1998       December 31, 1998        December 31, 1998
                                -----------------       -----------------        -----------------
Protective Global Income Fund        10.40%                54.24% (a)                9.44% (a)
J.P. Morgan Global Government
 Bond Index (Hedged)                 11.46%                56.10% (b)                9.71% (b)

  (a)  From the commencement of investment operations on March 14, 1994.


  (b) Performance for the benchmark is not available for the period March 14, 1994 (commencement of investment operations) through March 31, 1994. For that reason, performance is shown from April 1, 1994.

                               BOND ALLOCATION AS OF DECEMBER 31, 1998*
         --------------------------------------------------------------------------------------
                                                                   PERCENTAGE OF
                COUNTRY OF ISSUER                                   NET ASSETS
         --------------------------------------------------------------------------------------
                United States                                          30.1%
                United Kingdom                                         14.6
                Germany                                                11.2
                Japan                                                   9.7
                Italy                                                   8.9
                Denmark                                                 4.9
                Canada                                                  3.4
                Spain                                                   3.0
                France                                                  2.1
                The Netherlands                                         1.7
         --------------------------------------------------------------------------------------

PROTECTIVE INTERNATIONAL EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL


PERFORMANCE REVIEW -- Over the 12-month period ended December 31, 1998, the Fund generated a 20.65% cumulative total return. Over the same time period, the Fund's benchmark, the FT/S&P-Actuaries Europe & Pacific ("Europac") Index unhedged, generated a cumulative total return of 19.30%.

The Fund outperformed its benchmark for most of the year. However, in the final three months of the period under review, stock selection in both Japan and Europe slightly hurt performance. In Japan, the Fund suffered from overweight positions in a number of export oriented companies within the technology sector. All of these stocks suffered from unprecedented Yen strength in the month of October. Also in the fourth quarter, the Fund was somewhat disadvantaged by its lack of exposure to Japanese banks, which performed strongly in October, although the underweight bank position, in general, benefited the Fund over the year.

In Europe, strong first half performance was negatively impacted by the increased volatility in the markets in September and October. However, the positioning towards strong business franchises in sectors which we believe offer good structural growth prospects, strong cash generation and reinvestment opportunities allowed the Fund to benefit from the substantial market turnaround of November and December. Specifically, the business services sector and the telecommunications sector continue to feature prominently in the Fund. Although the financials sector is facing unprecedented change and consolidation with the advent of the euro, we also see a number of competitive threats facing the sector. Accordingly, the Fund is only neutrally weighted in European banks, with exposure to selected banks possessing strong franchise value.

PORTFOLIO HIGHLIGHTS
- TNT POST GROUP -- TNT Post Group is one of the most efficient postal groups in the world. The company is very pro-active in reinvesting its cash flow in higher value-added logistics and express businesses, positioning itself at the forefront of postal and information delivery in the move towards European postal deregulation.

- NTT CORP. -- NTT Corp. is a dominant player in Japan's fast-growing cellular market. The company listed in October as part of the government's attempt to further deregulate telephone and telecommunications industries. Its earnings before depreciation cost are generally expected to double over the next seven years, at a much faster rate than most domestic companies. Based on this profit growth, management believes NTT Corp's IPO price was cheap compared to its international peers.

- VIVENDI -- Vivendi is a French utility that uses the cash generative attributes of its water and power provision businesses to reinvest in telecommu-nications and media. In telecommunications, it owns the second largest mobile phone company in France, as well as a fixed line network. In media, it runs Canal + and Havas, and has recently purchased Cendent's software business.

OUTLOOK

- EUROPE -- The management team believes that, with the advent of the single currency, the euro, prospects for equities are bright. The team believes that the consolidation process within industries will continue unabated and, as companies strive to lower their costs and to dominate in Europe, investors will benefit.

- JAPAN -- Japan's economy is expected to contract more than 2% over the fiscal year ending March 1999, and lackluster performance is expected to continue into the following fiscal year. Faced with weak domestic demand, the government is expected to implement stimulatory economic packages, including tax cuts, which the management team believes could have a positive impact on bottom-line earnings next year given the continued cost-cutting efforts of Japanese companies.

- ASIA -- Macro risks going forward include a slowing of the U.S. and European economies and a possible renewed weakness in the Yen. The management team also believes that investors will begin to focus on the timing of economic recoveries in Asian countries, as well as a possible earnings recovery for many companies. Therefore, bottom-up stock selectivity will become more important in the coming year, since not all companies or sectors will participate equally in the economic recovery. The team intends to continue its focus on finding companies whose earnings it believes are likely to grow sharply as these economies recover.

Goldman Sachs International Equity Management Team
January 29, 1999

PROTECTIVE INTERNATIONAL EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL


The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Financial Times/S&P Actuaries Europe & Pacific Index (Unhedged).

[GRAPH]

                                         4/1/94(b)   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
Protective International Equity Fund      10,000       9,793     11,718     13,949     14,565     17,572
Financial Times/S&P Actuaries Europe
& Pacific Index (Unhedged )               10,000      10,051     11,121     11,768     11,741     14,167

TOTAL RETURN(1) SUMMARY

                                                                Cumulative Total          Average Annual
                                           Year Ended            Return through        Total Return through
                                        December 31, 1998       December 31, 1998        December 31, 1998
                                        -----------------       -----------------        -----------------
Protective International Equity Fund         20.65%                71.90% (a)               11.94% (a)
Financial Times/S&P Actuaries Europe
& Pacific Index (Unhedged )                  19.30%                41.67% (b)                7.52% (b)

   (a) From the commencement of investment operations on March 14, 1994.


   (b) Performance for the benchmark is not available for the period March 14, 1994 (commencement of investment operations) through March 31, 1994. For that reason, performance is shown from April 1, 1994.


                       TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1998*
     ----------------------------------------------------------------------------------------------
                                                                                   PERCENTAGE OF
     COMPANY                        COUNTRY             LINE OF BUSINESS            NET ASSETS
     ----------------------------------------------------------------------------------------------
     Bank of Ireland                Ireland             Commercial Banks                3.4%
     TNT Post Group N.V.            The Netherlands     Business Services               3.2
     Rentokil Group PLC             United Kingdom      Business Services               3.2
     Wolters Kluwer N.V.            The Netherlands     Broadcast Media                 2.9
     Dexia France                   France              Financial Services              2.8
     Verenigde Nederlandse          The Netherlands     Publishing                      2.7
     Telecom Italia                 Italy               Telephone                       2.6
     Glaxco Wellcome PLC            United Kingdom      Pharmaceuticals                 2.5
     Elf Aquitaine SA               France              Chemicals                       2.5
     Misys PLC                      United Kingdom      Business Services               2.5
     ----------------------------------------------------------------------------------------------

PROTECTIVE CAPITAL GROWTH FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW -- Over the 12-month period ended December 31, 1998, the Fund generated a 34.76% cumulative total return. Over the same time period, the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested), generated a cumulative total return of 28.57%.

Throughout the review period, in a market that rewarded consistency and sustainability of above-average earnings growth, the Fund benefited from the management team's focus on companies with enduring competitive advantages.

PORTFOLIO HIGHLIGHTS

- WARNER-LAMBERT, PFIZER, and BRISTOL MYERS SQUIBB--The Fund's pharmaceutical holdings have recently been the biggest contributors to positive performance, as the team believes these stable, consistent growers continued to represent a safe haven in an uncertain market environment. In companies such as Warner-Lambert, Pfizer and Bristol Myers Squibb, the team finds common characteristics which form the basis of long-term strategic advantage. These companies benefit from favorable (aging) population demographics in the U.S. and abroad, as well as the newly reformed FDA approval process.

- MICROSOFT, CISCO, INTEL, EMC CORP. and AMERICA ONLINE--The Fund's technology holdings have performed strongly. Management underweights technology broadly as it feels that short-product lifecycles, rapid commoditization and short operating histories do not make many technology companies favorable long-term investments.

However, the team has found a few companies in this sector that fit its criteria for long-term growth. Management believes each one of its technology stocks has significant lasting competitive advantages over its competitors that will enable it to retain its leadership position. Microsoft, Cisco, Intel and EMC Corp. are some of these companies that are strategically positioned to continue to generate consistent long-term growth. These companies are technology-oriented, but have recurring revenue streams and dominant market shares. The team also initiated a position in America Online, as it believes the company fits its criteria. America Online benefits from the recurring revenue it generates from subscriptions, as well as market dominance for internet users.

OUTLOOK -- While the Fund's management team neither makes nor relies on economic forecasts to make investment decisions, it is generally bullish on the U.S. economy. Over the last decade, global communication has increased, a result of significant technological advances as well as generally stable political conditions worldwide. The management team believes that this trend, combined with favorable demographic trends (such as the aging of the Baby Boom generation and the spread of capitalism) will benefit U.S. growth companies over the long term. More fundamentally, though, the team continues to focus on the core business characteristics which it believes provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. The team believes that the enduring competitive advantages of the companies it owns - based on the criteria mentioned above - will have the potential to withstand even an uncertain market environment.

Growth Equity Management Team
January 29, 1999

PROTECTIVE CAPITAL GROWTH FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT


The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.


[GRAPH]

                                         6/13/95     12/31/95   12/31/96   12/31/97   12/31/98
Protective Capital Growth Fund           $10,000      $10,693    $13,051    $17,564    $23,688
S&P 500 Index (with income reinvested)   $10,000      $11,626    $14,293    $19,060    $24,542

TOTAL RETURN(1) SUMMARY

                                                               Cumulative Total         Average Annual
                                          Year Ended            Return through       Total Return through
                                       December 31, 1998     December 31, 1998 (a)   December 31, 1998 (a)
                                       -----------------     ---------------------   ---------------------
Protective Capital Growth Fund              34.76%                  136.68%                 27.44%
S&P 500 Index (with income reinvested)      28.57%                  145.42%                 28.74%

(a) From the commencement of investment operations on June 13, 1995.


                             TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1998*
    --------------------------------------------------------------------------------------------------------
                                                                                             PERCENTAGE OF
    COMPANY                                        LINE OF BUSINESS                            NET ASSETS
    --------------------------------------------------------------------------------------------------------
    Microsoft Corp.                                Computer Software & Services                    3.0%
    AES Corp.                                      Electric Utilities                              2.6
    Pfizer, Inc.                                   Drugs & Health Care                             2.5
    Bristol Myers Squibb Co.                       Drugs & Health Care                             2.5
    Federal Home Loan Mortgage Corp.               Financial Services                              2.4
    Tele-Communications, Inc.                      Telecommunications                              2.4
    General Electric Corp.                         Diversified Manufacturing                       2.3
    BankAmerica Corp.                              Banks                                           2.2
    CBS Corp.                                      Broadcast Media                                 2.2
    Federal National Mortgage Assn.                Financial Services                              2.1
    --------------------------------------------------------------------------------------------------------

PROTECTIVE GROWTH AND INCOME FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT


PERFORMANCE REVIEW -- Over the 12-month period ended December 31, 1998, the Fund declined 2.92%. Over the same time period, the Fund's benchmark, the Standard & Poor's (S&P) 500 Index (with dividends reinvested), generated a cumulative total return of 28.57%.

During the third quarter of 1998, as the S&P 500 Stock Index demonstrated an atypically high level of volatility due to global economic uncertainties, many investors sought the security and quality of Treasuries while selling the perceived uncertainty of stocks. Those who continued to invest in stocks in this risk-averse environment overwhelmingly favored the quality and perceived safety of blue-chip, large cap, growth-oriented industry leaders. In this environment, value stocks significantly underperformed large cap growth stocks.

The Growth and Income Fund invests primarily in companies whose stock prices may be trading at a discount to the companies intrinsic values because of uncertainty or pessimism in the marketplace. As with many value funds, the short-term performance of the Growth and Income Fund suffered in this market environment.

Also hurting the Fund's performance over the period was the Fund's lack of exposure to the narrow leadership of the market. On a relative basis, performance was hurt by what the Fund did not own, as the market's continued rapid ascent was led mainly by large-cap growth stocks and, in particular, high price/earnings and price/book value technology stocks. For example, in 1998, the five best-performing stocks created 24% of the total S&P 500 Index return, and the largest 50 stocks generated approximately 70% of the 1998 total return. More specifically, mega-cap growth stocks led the pack: the S&P 500/BARRA Growth Index returned 42.2% for the year, while the S&P 500/Barra Value Index returned 14.7%.

INVESTMENT STRATEGY UPDATE
During the period, management took steps to improve the Fund's level of diversification and liquidity by increasing the number of holdings in the Fund's portfolio and its concentration in the large-cap market segment (companies whose capitalizations are greater than $5 billion), and by reducing the Fund's sector concentrations.

PORTFOLIO HIGHLIGHTS

- AETNA INC. -- Aetna is the largest health benefit provider in the U.S. The Company also offers various insurance and financial services products throughout the U.S. and international markets. While Aetna suffered through the cyclical downturn with many of its competitors, management believed, through its diversity of earnings, a dynamic capital allocation and the downsizing of non-profitable businesses such as Medicare, in the company's strong position in the event of a recovery of the healthcare sector. As management is now seeing signs of a recovery, the team believes that Aetna's position remains solid.

- UNICOM CORP. -- Unicom is an electric utility serving the northern third of Illinois; it is the largest nuclear utility, operating 12 nuclear units at six sites. As Unicom and a number of other utility companies undergo restructuring and consolidation, management believes that unrecognized asset values will be recognized (which exceed the current earnings-based valuations).

- GENERAL MOTORS CORP. -- GM Corp. is the country's largest automotive manufacturer. The company also offers financing, insurance and mortgage banking, and manufactures satellites, locomotives and heavy-duty transmissions. The company has historically traded at a lower multiple than its peer group due to continuing labor issues, manufacturing inefficiencies and multi-industry focus. GM management has recently initiated a restructuring plan that should unlock the value of the separate divisions beginning with a Delphi spin-off ($1.5 billion initial public offering, filed November 16, 1998). This marketing initiative is projected to save $300 million per year and enable continued share repurchases.

OUTLOOK -- The management team believes that the steps it has taken to improve the Fund's level of diversification and liquidity will have the potential to provide returns more in line with the Fund's peer group and the S&P 500 Index going forward. As the team repositions the portfolio, it will maintain a value bias and intends to add value through stock selection and fundamental research.

Value Portfolio Management Team
January 29, 1999

PROTECTIVE GROWTH AND INCOME FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT


The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.


[GRAPH]

                                         3/14/94     12/31/94   12/31/95   12/31/96   12/31/97   13/31/98
Protective Growth and Income Fund        $10,000      $ 9,813    $12,983    $16,465    $21,376    $20,753
S&P 500 Index (with income reinvested)   $10,000      $10,073    $13,861    $17,041    $22,724    $30,564

TOTAL RETURN(1) SUMMARY

                                                                Cumulative Total         Average Annual
                                           Year Ended            Return through       Total Return through
                                        December 31, 1998     December 31, 1998 (a)   December 31, 1998 (a)
                                        -----------------     ---------------------   ---------------------
Protective Growth and Income Fund            (2.92)%                 107.53%                 16.42%
S&P 500 Index (with income reinvested)        28.57%                 205.64%                 26.17%

(a) From the commencement of investment operations on March 14, 1994.


                         TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1998*
      -------------------------------------------------------------------------------------------
                                                                             PERCENTAGE OF
      COMPANY                            LINE OF BUSINESS                     NET ASSETS
      -------------------------------------------------------------------------------------------
      Philip Morris Cos., Inc.           Tobacco                                  3.1%
      Loews Corp.                        Insurance                                2.5
      First Union Corp.                  Banks                                    2.5
      Aetna, Inc.                        Insurance                                2.4
      Bank One Corp.                     Banks                                    2.4
      Elf Aquitaine SA                   Chemicals                                2.3
      BankAmerica Corp.                  Banks                                    2.3
      General Motors Corp.               Automobile                               2.0
      First Data Corp.                   Business Services                        2.0
      Atlantic Richfield Co.             Oil                                      2.0
      -------------------------------------------------------------------------------------------

PROTECTIVE CORE U.S. EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT


PERFORMANCE REVIEW - Over the 12-month period ended December 31, 1998, the Fund performed strongly, generating a 22.33% cumulative total return. Nonetheless, the Fund underperformed the 28.57% cumulative total return of its benchmark, the Standard & Poor's (S&P) 500 Index (with dividends reinvested).

The CORE Strategy is a well defined investment process that has historically provided consistent, risk managed outperformance, with a minimized risk that returns will be very different from those of a specific benchmark over time.

However, the four months ended October 31 were characterized by a sharp increase in market volatility and an unusual profile of top-performing equities among the stocks in our universe. This volatility was almost twice as high as its long-term average (19% versus 10%) in September, and was much higher than average from July through the end of the 12-month period. As a result, a modest bias towards the smaller cap stocks within the S&P 500 Index turned out to be a big detractor from return, as smaller stocks substantially lagged larger ones. Thus, returns varied substantially from the benchmark.

At the same time, the four basic components that the CORE investment process emphasizes in stock selection--value, momentum, risk and research--were negatively impacted by a market driven by uncertainty and fear rather than underlying company fundamentals. As a result, richly-valued stocks outpaced cheap ones; stocks with poor momentum fared better than those with good momentum; low beta but volatile stocks performed well, as did those that were not favored by industry research analysts. These are all counter to what the management team has observed historically.

OUTLOOK -- Returns reverted to a more normal pattern starting in October, both for the factors management tracks and for the overall portfolio. Although stock volatility remains higher than average, management has implemented a few changes in its process to seek to ensure a more accurate forecast of portfolio risk versus the benchmark. Management maintains strong conviction, however, that its model factors should, over time, lead to solid returns for investors as the team believes cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher risk stocks, as should those favored by industry research analysts.


Goldman Sachs Quantitative Equity Management Team
January 29, 1999

PROTECTIVE CORE U.S. EQUITY FUND
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT



The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

[GRAPH]

                                         3/14/94     12/31/94   12/31/95   12/31/96   12/31/97   13/31/98
Protective CORE U.S. Equity Fund         $10,000      $10,053    $13,746    $16,762    $21,949    $26,850
S&P 500 Index (with income reinvested)   $10,000      $10,073    $13,861    $17,041    $22,724    $30,564

TOTAL RETURN(1) SUMMARY

                                                                Cumulative Total         Average Annual
                                           Year Ended            Return through       Total Return through
                                        December 31, 1998     December 31, 1998 (a)   December 31, 1998 (a)
                                        -----------------     ---------------------   ---------------------
Protective CORE U.S. Equity Fund             22.33%                  168.50%                 22.83%
S&P 500 Index (with income reinvested)       28.57%                 205.64%                  26.17%

(a) From the commencement of investment operations on March 14, 1994.

                       TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1998*
      ------------------------------------------------------------------------------------------
                                                                                PERCENTAGE OF
      COMPANY                      LINE OF BUSINESS                               NET ASSETS
      ------------------------------------------------------------------------------------------
      Microsoft Corp.              Computer Software & Services                      4.0%
      Exxon Corp.                  Oil                                               3.6
      General Electric Co.         Diversified Manufacturing                         3.5
      IBM, Inc.                    Computer Hardware/Software & Services             3.0
      AT&T Corp.                   Telecommunications                                2.5
      BankAmerica Corp.            Banks                                             2.1
      Intel Corp.                  Semiconductors                                    1.8
      Wal-Mart Stores, Inc.        Retail                                            1.7
      Cisco Systems, Inc.          Computer Hardware/Software & Services             1.6
      Dayton Hudson Corp.          Retail                                            1.6
      ------------------------------------------------------------------------------------------

PROTECTIVE SMALL CAP VALUE FUND(2)
(FORMERLY SMALL CAP EQUITY FUND)
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT

PERFORMANCE REVIEW -- Over the 12-month period ended December 31, 1998, the Fund declined 15.32%, compared with a 2.56% decline for the Russell 2000 Index, which tracks the stock price performance of small capitalization companies.

The Fund's underperformance during the year was primarily attributable to the market upheaval in the third quarter and the resulting discount in value of small cap companies. In the broadest sense, the Fund's portfolio was deeply affected by the "flight to quality" mentality. Near-term uncertainty translated into stock price declines which management believes not only exaggerated the actual impact of negative fundamental developments in a number of specific holdings, but also derailed companies with solid fundamentals. In the second half of the year, the Fund was negatively impacted by several macro factors: the lowest capitalization ranges of the market were the hardest-hit during the third quarter, and the Fund's median market cap was in the bottom quartile. Furthermore, growth stocks outperformed value stocks. Finally, tax loss selling in the latter part of the year dealt an additional blow to small cap stocks, especially the poorest performers.

Several specific stocks also detracted from the Fund's performance, but management is pleased to report that many of these have rebounded substantially. Among the stocks highlighted on this page, management discusses some of the holdings that were detrimental to returns in the third quarter but which led a fourth quarter rebound. The team believes that examples such as these help to illustrate what it does as value investors: The team aims to exploit market anomalies by investigating what is undiscovered or misunderstood by the marketplace. By applying a disciplined investment strategy to small cap companies which sell at a discount to their peers, the team believes it will create long-term value for its clients.

PORTFOLIO HIGHLIGHTS

- ESG RE: ESG Re, a specialty reinsurance firm, had been trading below the value of the cash on its balance sheet last month. In addition to its rebound from this extraordinarily cheap valuation, the company has benefited from growing investor confidence about premium growth in 1999.

- FRIEDMAN's--This jewelry retailer recovered from a depressed valuation of 0.5x book value (reached in the third quarter) as management optimism and the resolution of earnings uncertainty restored investor confidence.

- MEMC ELECTRONIC MATERIAl-- This manufacturer of silicon wafers (a component of semiconductors) was up more than 180% in the fourth quarter. Its stock rebounded from its price level at 1/3 of book value earlier this year; this depressed price level was a consequence of a poor near-term outlook for semiconductors, but management believed that the company's standing as one of only five providers of silicon wafers comprised a valuable business.

OUTLOOK: As value investors, the management team believes that extremes in valuation are not sustainable, and as small caps (especially some of our holdings) declined while the broad market continued its ascent, the team remained committed to its research-based value portfolio. The management team remains positive about the potential long-term value offered by small caps and especially by its portfolio. The asset class reached a tremendous discount relative to larger cap issues in 1998. Comparable disparities have occurred only twice within the past two decades, and in both instances the discount was followed by significant outperformance by small caps.

Small cap stocks have also exhibited the ability to generate strong earnings even as larger cap companies' profits slow. Earnings of the overall S&P 500 Index have been slowing since 1997, and in an environment of global uncertainty and modest growth expectations, smaller cap stocks may benefit from their relative economic insensitivity. Furthermore, 1998 gains of the S&P 500 were driven by a small group of mega-cap and internet stocks. Without the largest 250 companies in the index, the S&P 500 would have posted negative returns for the year. The team believes the discounted valuation of small caps may re-attract capital to the asset class and drive a return to more normal valuations - historically, small caps have traded at a valuation premium to larger companies.

In all environments, the management team performs rigorous, first-hand research into small cap stocks which trade at a discount to the market and their peers due to obscurity or uncertainty. The management team aims to exploit market anomalies by investigating what is undiscovered or misunderstood by the marketplace. All investment ideas are put to qualitative tests by the team in an effort to assess downside risk and return potential, and all holdings adhere to a disciplined investment strategy employing quantitative portfolio constraints to manage security and sector exposure, cash levels, turnover and tracking error. Strong fourth quarter results strengthen the team's belief that its combination of a value-based approach with a well prioritized and disciplined investment strategy offers substantial upside potential to the long-term investor.


Small Cap Value Management Team
January 29, 1999

PROTECTIVE SMALL CAP VALUE FUND (FORMERLY SMALL CAP EQUITY FUND)
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT


The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Russell 2000.

[GRAPHIC]

                                            3/14/94     12/31/94    12/31/95    12/31/96   12/31/97   12/31/98
Protective Small Cap Value Fund             $10,000      $9,013     $ 9,596      $11,537    $15,251    $12,914
Russell 2000 (with income reinvested)       $10,000      $9,547     $12,263      $14,290    $18,414    $17,942

TOTAL RETURN(1) SUMMARY

                                                                Cumulative Total         Average Annual
                                            Year Ended           Return through       Total Return through
                                        December 31, 1998     December 31, 1998 (a)   December 31, 1998 (a)
                                        -----------------     ---------------------   ---------------------
Protective Small Cap Value Fund             (15.32)%                 29.14%                   5.47%
Russell 2000 (with income reinvested)        (2.56)%                 79.42%                  12.94%

(a) From the commencement of investment operations on March 14, 1994.


                         TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 1998*
     --------------------------------------------------------------------------------------------
                                                                              PERCENTAGE OF
     COMPANY                                 LINE OF BUSINESS                   NET ASSETS
     --------------------------------------------------------------------------------------------
     Pacific Century Financial Corp.         Financial Services                    3.2%
     HealthPlan Services Corp.               Drugs & Health Care                   2.9
     Friedman's, Inc.                        Retail                                2.9
     Quest Diagnostics, Inc.                 Drugs & Health Care                   2.9
     ESG Re Ltd.                             Insurance                             2.7
     Integrated Health Services, Inc.        Health Care                           2.5
     Prime Hospitality Corp.                 Hotels                                2.4
     Amerin Corp.                            Insurance                             2.3
     Vishay Intertechnology, Inc.            Semiconductors                        2.3
     UCAR International, Inc.                Steel                                 2.2
     --------------------------------------------------------------------------------------------

PROTECTIVE MONEY MARKET FUND(3)
MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT


PERFORMANCE REVIEW AND COMPOSITION -- As of December 31, 1998, the 7-day current yield of the Protective Money Market Fund was 4.48%. The management team expects to maintain a weighted average maturity in a range between 20 to 40 days in order to best meet the objectives of the Fund. As the Fund nears its close, the team intends to bring the Fund's weighted average maturity down to a range of 0-20 days.

OUTLOOK -- Near term, with the financing pressure of year-end behind institutional investors, the management team is looking to extend the Fund's weighted average maturity somewhat as it sees opportunities on the yield curve.

While there are a variety of opinions as to when the Fed will move, based on current signs of non-inflationary growth in areas of consumer spending, new home sales and third quarter GDP, most anticipate that easing will come later rather than sooner. Goldman Sachs economists' 1999 outlook anticipates a 50 basis point cumulative ease in the second half of the year.

While consumer spending remains strong, management believes the manufacturing side of the economy is likely to weaken because of a trade drag and a slowdown in capital spending.




Money Market Investment Management Team
January 29, 1999


-------------------
* OPINIONS EXPRESSED REPRESENT OUR PRESENT OPINIONS ONLY. REFERENCE TO INDIVIDUAL SECURITIES SHOULD NOT BE CONSTRUED AS A COMMITMENT THAT SUCH SECURITIES WILL BE RETAINED IN THE FUND. FROM TIME TO TIME, THE FUND MAY CHANGE THE INDIVIDUAL SECURITIES IT HOLDS, THE NUMBER OR TYPES OF SECURITIES HELD AND THE MARKETS IN WHICH IT INVESTS. REFERENCES TO INDIVIDUAL SECURITIES DO NOT CONSTITUTE A RECOMMENDATION TO THE INVESTOR TO BUY, HOLD OR SELL SUCH SECURITIES. IN ADDITION, REFERENCES TO PAST PERFORMANCE OF THE FUND DO NOT INDICATE FUTURE RETURNS, WHICH ARE NOT GUARANTEED AND WILL VARY. FURTHERMORE, THE VALUE OF SHARES OF THE FUND MAY FALL AS WELL AS RISE.

1 Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Results represent past performance and do not indicate future results. The value of an investment and the return on an investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

   Further, all performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Fund operating expenses but do not reflect any fees and charges imposed in connection with a variable annuity or variable life insurance contract. If the performance information included the effect of these charges or had Protective Life Insurance Company or Protective Investment Advisors, Inc. not reimbursed certain Fund expenses, total returns would be lower.

2 The stocks of smaller companies are often associated with higher risks and greater volatility than stocks of larger companies.

3 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                      PROTECTIVE GLOBAL INCOME FUND
                        SCHEDULE OF INVESTMENTS
                          DECEMBER 31, 1998

                                       PRINCIPAL
                                        AMOUNT
     SECURITY DESCRIPTION                (000)  U.S. $ VALUE
     --------------------                -----  ------------
CORPORATE BONDS--23.7%
GERMANY--6.3%
Baden-Wuerttembergishe Bank AG
     5.375%, 02/05/2010 .....    DEM     2,000 $   1,294,783
Bayerische Landesbank Girozent
     6.625%, 06/25/2007 .....    USD     1,800     1,905,192
LB Rheinland--Pfalz Girozent
     5.750%, 10/16/2003 .....    DEM     1,000       649,706
                                               -------------
                                                   3,849,681
                                               -------------
JAPAN--4.1%
Asian Development Bank
     5.625%, 02/18/2002 .....    JPY   100,000     1,003,745
International Bank for
     Reconstruction & Development
     5.625%, 03/17/2003 .......  USD       500       505,815
     5.750%, 02/06/2008 .......  USD       400       414,440
     2.000%, 02/18/2008 .....    JPY    70,000       615,932
                                               -------------
                                                   2,539,932
                                               -------------
SPAIN--0.7%
Instituto De Credito Official
     6.000%, 05/19/2008........  USD       400       418,040
                                               -------------
THE NETHERLANDS--1.7%
Nederlandse Waterschapsbank
     6.125%, 02/13/2008 .....    USD     1,000     1,042,766
                                               -------------
UNITED KINGDOM--3.0%
Abbey National Treasury
     8.000%, 04/02/2003 .....    GBP       700     1,281,354
Bank Ned Gemeenten
     6.375%, 03/30/2005 .....    GBP       300       531,666
                                               -------------
                                                   1,813,020
                                               -------------
UNITED STATES--7.9%
Ameritech Capital Fund
     5.875%, 02/19/2003 .....    USD     1,100     1,123,760
Ford Motor Credit Co.
     6.125%, 04/28/2003 .....    USD       700       711,445
     6.125%*, 04/28/2005 ....    USD     1,600     1,577,456
KFW International Finance
     5.750%, 01/15/2008 .....    USD       400       412,400
Merrill Lynch & Co., Inc.
     6.000%, 02/12/2003 .....    USD       400       406,000
Prudential Insurance Company
     of America
     6.375%, 07/23/2006 .....    USD       600       612,420
                                               -------------
                                                   4,843,481
                                               -------------
TOTAL CORPORATE BONDS--
     (Cost $13,971,932)                           14,506,920
                                              --------------

GOVERNMENT AND AGENCY SECURITIES--69.0%
CANADA--3.4%
Government of Canada
     6.000%, 06/01/2008 .....    CAD     1,500 $   1,062,316
Ontario Hydro
     6.100%, 01/30/2008......    USD     1,000     1,042,830
                                               -------------
                                                   2,105,146
                                               -------------
DENMARK--5.1%
Kingdom of Denmark
     8.000%, 05/15/2003 .....    DKK    17,000     3,100,446
                                               -------------
FRANCE--2.2%
Government of France
     5.500%, 10/25/2007 .....    FRF     6,600     1,329,438
                                               -------------
GERMANY--5.2%
Federal Republic of Germany
     6.000%, 01/04/2007 .....    DEM     1,400       963,113
     6.250%, 01/04/2024 .....    DEM     3,100     2,239,020
                                               -------------
                                                   3,202,133
                                               -------------
ITALY--9.1%
Republic of Italy
     5.125%, 07/29/2003 .....    JPY    80,000       823,609
Republic of Italy
     8.500%, 08/01/2004 .....    ITL 5,700,000     4,297,654
     6.750%, 07/01/2007 .....    ITL   600,000       433,596
                                               -------------
                                                   5,554,859
                                               -------------
JAPAN--5.7%
Government of Japan
     0.900%, 12/22/2008 .....    JPY   450,000     3,522,380
                                               -------------
SPAIN--2.4%
Government of Spain
     6.000%, 01/31/2008 .....    ESP   180,000     1,457,782
                                               -------------
SWEDEN--1.1%
Kingdom of Sweden
     9.000%, 04/20/2009 .....    SEK     4,000       688,003
                                               -------------
UNITED KINGDOM--12.0%
U.K. Treasury
     9.500%, 10/25/2004 .....    GBP     1,800     3,746,378
     7.750%, 09/08/2006 .....    GBP     1,800     3,621,738
                                               -------------
                                                   7,368,116
                                               -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE GLOBAL INCOME FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 1998

                                       PRINCIPAL
                                        AMOUNT
     SECURITY DESCRIPTION                (000)  U.S. $ VALUE
     --------------------                -----  ------------
GOVERNMENT AND AGENCY--(CONTINUED)
UNITED STATES--22.8%
United States Treasury Bonds
     6.750%, 08/15/2026 .....    USD     1,200 $   1,437,564
United States Treasury Notes
     5.625%, 10/31/1999 .....    USD     1,200     1,209,000
     7.000%, 07/15/2006 .....    USD     6,000     6,831,540
     6.500%, 10/15/2006 .....    USD       500       554,610
     6.625%, 05/15/2007 .....    USD       700       787,171
     5.625%, 05/15/2008 .....    USD     3,000     3,201,090
                                               -------------
                                                  14,020,975
                                               -------------
TOTAL GOVERNMENT AND
AGENCY SECURITIES--
     (Cost $40,405,374)                           42,349,278
                                               -------------

SHORT TERM INVESTMENT--7.3%
TIME DEPOSIT--7.3%
State Street Bank and Trust Co.
Eurodollar Time Deposit
     5.187%, 01/04/1999 .....    USD     4,495 $   4,495,000
                                               -------------

TOTAL SHORT TERM INVESTMENT--
     (Cost $4,495,000)                             4,495,000
                                               -------------

TOTAL INVESTMENTS--
     (Cost $58,872,306)--100.0%                $  61,351,198
                                               -------------
                                               -------------


* Variable rate instrument. Interest rate is a rate in effect at December 31, 1998.

See Glossary of Terms on page 45.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 PROTECTIVE INTERNATIONAL EQUITY FUND
                        SCHEDULE OF INVESTMENTS
                          DECEMBER 31, 1998

     SECURITY DESCRIPTION               SHARES  U.S. $ VALUE
     --------------------               ------  ------------
COMMON STOCK--95.6%
AUSTRALIA--2.8%
AMP Ltd. ......................         44,700 $     566,317
Fosters Brewing Group Ltd. ....        217,234       588,378
Lend Lease Corp. ..............         59,960       808,334
Tab Corp Holdings Ltd. ........         72,699       445,487
Telstra Corp. Ltd. ............        245,800     1,149,246
Westpac Banking Corp. Ltd. ....        109,929       735,599
Woolworths Ltd. ...............        192,714       656,118
                                               -------------
                                                   4,949,479
                                               -------------
DENMARK--1.9%
ISS International Service System AS
     Class B...................         33,531     2,181,204
Novo-Nordisk AS Series B.......          8,795     1,160,819
                                               -------------
                                                   3,342,023
                                               -------------
FRANCE--12.8%
AXA-UAP .......................         24,969     3,617,401
Dexia France ..................         31,760     4,890,960
Elf Aquitaine SA ..............         37,320     4,312,059
SGS-Thomson Microelectronics N.V. *     38,625     3,039,707
Societe Generale ..............         25,503     4,128,101
Vivendi .......................          9,346     2,423,842
                                               -------------
                                                  22,412,070
                                               -------------
HONG KONG--2.0%
Asia Satellite Telecom Holdings Ltd.    95,300       169,748
Cheung Kong Holdings Ltd. .....        222,000     1,597,462
China Telecom Ltd. * ..........        664,000     1,148,433
CLP Holdings Ltd. .............        126,000       627,756
                                               -------------
                                                   3,543,399
                                               -------------
IRELAND--3.4%
Bank of Ireland ...............        263,849     5,866,359
                                               -------------
ITALY--3.7%
Mondadori Editore  SPA.........         53,595       708,247
Seat Pagine Gialle SPA ........      1,468,223     1,127,729
Telecom Italia  SPA............        626,185     4,620,313
                                               -------------
                                                   6,456,289
                                               -------------
JAPAN--21.6%
Aderans Co. ...................         39,000     1,210,880
Canon, Inc. ...................         85,000     1,815,789
Circle K Japan Co. ............         53,600     2,356,409
Fuji Photo Film Co. ...........         57,000     2,117,647
Inaba Denkisangyo Co. .........         42,100       376,126
Itoen Ltd. ....................         22,800     1,175,798
Kao Corp. .....................         90,000     2,030,075
Kirin Brewery Co. Ltd. ........        162,000     2,063,512
Kokuyo Co. ....................         89,000     1,197,426
Max Co. .......................         52,000       492,172
Mirai Industry Co. ............         43,010       429,910
Mitsui Marine & Fire ..........        431,000     2,268,421
NGK Insulators Ltd. ...........        160,000     2,062,096
Nintendo Co. ..................         20,000     1,937,196
NTT Corp. .....................             51     2,097,744
Rohm Co. Ltd. .................         24,000     2,184,520
Sankyo Co. ....................         96,000     2,097,479
SMC Corp. .....................         18,000     1,436,179
Takefuji Corp. ................         31,200     2,276,869
TDK Corp. .....................         25,000     2,284,387
Toppan Forms Co. Ltd. .........        130,000     2,311,367
Yamanouchi Pharmaceutical Co. Ltd.      48,000     1,545,511
                                               -------------
                                                  37,767,513
                                               -------------
PORTUGAL--1.5%
Electricidade de Portugal SA ..        122,213     2,691,973
                                               -------------
SINGAPORE--0.6%
Singapore Airlines Ltd. .......         47,000       344,458
Singapore Press Holdings Ltd.*          61,000       665,051
                                               -------------
                                                   1,009,509
                                               -------------
SPAIN--3.1%
Banco Santander SA ............        154,182     3,059,339
Telefonica SA .................         52,441     2,328,333
Telefonica SA Rts.*............         52,441        46,493
                                               -------------
                                                   5,434,165
                                               -------------
SWEDEN--7.0%
Ericsson LM Telephone Series B.         98,031     2,328,670
Forenings Sparbanken Sverige AB,
     Class A ..................        158,450     4,095,424
Securitas AB, Class B .........        252,530     3,916,254
Skandia Forsakrings AB ........        126,682     1,933,410
                                               -------------
                                                  12,273,758
                                               -------------
SWITZERLAND--7.9%
Adecco SA......................          7,118     3,248,880
Nestle SA......................          1,892     4,118,133
Novartis AG....................          1,961     3,854,335
UBS AG *.......................          8,735     2,683,388
                                               -------------
                                                  13,904,736
                                               -------------
                                               -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

         PROTECTIVE INTERNATIONAL EQUITY FUND
          SCHEDULE OF INVESTMENTS (CONTINUED)
                  DECEMBER 31, 1998

     SECURITY DESCRIPTION               SHARES  U.S. $ VALUE
     --------------------               ------  ------------
COMMON STOCK--(CONTINUED)
THE NETHERLANDS--12.7%
AEGON N.V. ....................         31,206 $   3,830,363
Benckiser N.V. , Class B.......         44,224     2,895,381
TNT Post Group N.V. ...........        174,601     5,622,697
VNU N.V. ......................        123,401     4,650,445
Wolters Kluwer N.V.............         24,080     5,150,021
                                               -------------
                                                  22,148,907
                                               -------------
UNITED KINGDOM--14.6%
Glaxo Wellcome PLC ............        126,891     4,368,137
Great Universal Stores PLC ....        187,004     1,972,878
Hays PLC ......................        390,196     3,435,851
Misys PLC .....................        585,485     4,299,458
Rentokil Group PLC ............        741,250     5,603,402
Select Appointments Holdings PLC       289,702     2,984,138
Vodafone Group PLC ............        171,723     2,790,249
                                               -------------
                                                  25,454,113
                                               -------------
TOTAL COMMON STOCK--
     (Cost $139,283,999)                         167,254,293
                                               -------------
PREFERRED STOCK--2.2%
GERMANY--2.2%
Henkel KGAA Vorzig ............         43,527     3,891,469
                                               -------------
TOTAL PREFERRED STOCK--
     (Cost $3,055,892)                             3,891,469
                                               -------------

                                       PRINCIPAL
                                        AMOUNT
                                         (000)
                                         -----
SHORT TERM INVESTMENT--2.2%
TIME DEPOSIT--2.2%
State Street Bank and Trust Co.
Eurodollar Time Deposit
     5.187%, 01/04/1999 .....    USD    $3,803     3,803,000
                                               -------------

TOTAL SHORT TERM INVESTMENT--
     (Cost $3,803,000)                             3,803,000
                                               -------------

TOTAL INVESTMENTS--
     (Cost $146,142,891)--100.0%               $ 174,948,762
                                               -------------
                                               -------------

*  Denotes non-income producing security.

See Glossary of Terms on page 45.


     ANALYSIS OF INDUSTRY CLASSIFICATIONS

INDUSTRY               % OF INVESTMENTS            VALUE
--------               ----------------            -----
Airlines                      0.2%        $        344,458
Alcohol                       0.3                  588,378
Auto Components               1.2                2,062,096
Automobile                    0.8                1,436,179
Beverages                     1.8                3,239,310
Broadcast Media               2.9                5,150,021
Business Services             9.8               17,086,668
Chemical Products             2.2                3,891,469
Chemicals                     2.5                4,312,059
Commercial Services           3.1                5,430,083
Communication Services        0.8                1,318,181
Computer Hardware/Software
    & Services                2.5                4,299,458
Cosmetics                     1.8                3,240,955
Diversified Operations        4.6                8,027,244
Drugs & Health Care           3.4                5,951,814
Electrical Equipment          0.2                  376,126
Electric Utilities            1.9                3,319,729
Electronics                   1.3                2,284,387
Electronics - Semiconductors  3.0                5,224,227
Financial Services            8.0               14,037,674
Foods-Diversified             2.4                4,118,134
Healthcare Management         0.7                1,160,819
Household Products            1.7                2,895,381
Industrial Machinery          0.3                  492,172
Insurance                     4.6                8,014,081
Insurance Brokers             1.3                2,268,421
Leisure Time                  0.3                  445,487
Major Regional Banks          9.4               16,440,109
Manufacturing - Diversified   0.2                  429,910
Media & Communications        0.4                  708,247
Office Equipment & Supplies   1.7                3,013,215
Pharmaceuticals               3.4                5,913,648
Photography                   1.2                2,117,647
Printing                      1.3                2,311,367
Publishing - Newspapers       3.0                5,315,496
Real Estate                   0.9                1,597,462
Retail                        2.8                4,985,405
Telecommunications            4.8                8,412,065
Telephone                     4.0                6,948,984
Time Deposits                 2.2                3,803,000
Toys                          1.1                1,937,196
                           ------         ----------------
Totals                      100.0%        $    174,948,762
                           ------         ----------------
                           ------         ----------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       PROTECTIVE CAPITAL GROWTH FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1998

     SECURITY DESCRIPTION               SHARES      VALUE
     --------------------               ------      -----
COMMON STOCK--95.1%
BANKS--5.4%
Bank One Corp. ................         49,706 $   2,538,113
BankAmerica Corp. .............         56,600     3,403,075
Citigroup, Inc. ...............         27,050     1,338,975
First Union Corp. .............         21,000     1,277,062
                                               -------------
                                                   8,557,225
                                               -------------

BEVERAGES--2.6%
Coca Cola Co. .................         29,400     1,966,125
PepsiCo, Inc. .................         52,000     2,128,750
                                               -------------
                                                   4,094,875
                                               -------------

BROADCAST MEDIA--6.6%
Cablevision Systems Corp.,
     Class A * ................         26,000     1,304,875
CBS Corp. .....................        103,000     3,373,250
Chancellor Media Corp. * ......         47,600     2,278,850
Infinity Broadcasting Corp.
     Class A *.................         62,300     1,705,462
Jacor Communications, Inc. * ..         25,900     1,667,313
                                               -------------
                                                  10,329,750
                                               -------------

BUSINESS SERVICES--4.8%
Ecolab, Inc. ..................         32,400     1,172,475
First Data Corp. ..............         65,200     2,066,025
Galileo International, Inc. ...         25,100     1,091,850
Service Corp. International ...         84,000     3,197,250
                                               -------------
                                                   7,527,600
                                               -------------

CHEMICALS--0.7%
Du Pont (E.I.) de Nemours & Co.         11,100       588,994
Minnesota Mining & Manufacturing Co.     7,200       512,100
                                               -------------
                                                   1,101,094
                                               -------------

COMPUTER HARDWARE/SOFTWARE &
SERVICES--4.5%
Cisco Systems, Inc. * .........         22,400     2,079,000
EMC Corp. * ...................         27,200     2,312,000
International Business Machines, Inc.    7,700     1,422,575
Sun Microsystems, Inc. * ......         15,200     1,301,500
                                               -------------
                                                   7,115,075
                                               -------------

COMPUTER SOFTWARE & SERVICES--5.8%
America Online, Inc. ..........         10,500     1,519,875
HBO & Co. .....................         63,900     1,833,131
Microsoft Corp. * .............         33,500     4,646,031
Sterling Commerce, Inc. * .....         25,900     1,165,500
                                               -------------
                                                   9,164,537
                                               -------------


COSMETICS--1.9%
Avon Products, Inc. ...........         48,200     2,132,850
Gillette Co. ..................         16,800       811,650
                                               -------------
                                                   2,944,500
                                               -------------

DIVERSIFIED MANUFACTURING--2.3%
General Electric Co. ..........         35,500     3,623,219
                                               -------------

DIVERSIFIED OPERATIONS--1.3%
Time Warner, Inc. .............         34,000     2,110,125
                                               -------------

DRUGS & HEALTH CARE--11.4%
American Home Products Corp. ..         56,200     3,164,762
Bristol Myers Squibb Co. ......         29,280     3,918,030
Johnson & Johnson Co. .........         29,300     2,457,537
Pfizer, Inc. ..................         31,300     3,926,194
Schering-Plough Corp. .........         28,800     1,591,200
Warner-Lambert Co. ............         38,500     2,894,719
                                               -------------
                                                  17,952,442
                                               -------------

ELECTRIC UTILITIES--2.6%
AES Corp. * ...................         85,100     4,031,613
                                               -------------

FINANCIAL SERVICES--9.1%
Ambac Financial Group, Inc. ...         12,600       758,363
Federal Home Loan Mortgage Corp.        57,700     3,718,044
Federal National Mortgage Assn.         44,200     3,270,800
MBNA Corp. ....................        103,900     2,591,006
State Street Corp. ............         47,000     3,269,437
The CIT Group, Inc., Class A...         20,300       645,794
                                               -------------
                                                  14,253,444
                                               -------------

FOODS--3.3%
Nabisco Holdings Corp., Class A         37,800     1,568,700
Ralston Purina Co. ............         66,200     2,143,225
Wrigley (WM) Jr. Co. ..........         15,840     1,418,670
                                               -------------
                                                   5,130,595
                                               -------------

HOTELS--0.8%
Marriott International, Inc., Class A   41,500     1,203,500

HOUSEHOLD PRODUCTS--3.8%
Colgate-Palmolive Co. .........         34,000     3,157,750
Procter & Gamble Co. ..........         23,000     2,100,187
The Clorox Co. ................          6,300       735,919
                                               -------------
                                                   5,993,856
                                               -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                   PROTECTIVE CAPITAL GROWTH FUND
                 SCHEDULE OF INVESTMENTS (CONTINUED)
                          DECEMBER 31, 1998

     SECURITY DESCRIPTION               SHARES      VALUE
     --------------------               ------      -----
COMMON STOCK--(CONTINUED)
INSURANCE--3.3%
Aetna, Inc. ...................         18,573 $   1,460,302
Hartford Life, Inc., Class A...         14,200       827,150
Nationwide Financial Services,
     Inc., Class A.............         19,200       992,400
SunAmerica, Inc. ..............         23,000     1,865,875
                                               -------------
                                                   5,145,727
                                               -------------

OIL--3.6%
Atlantic Richfield Co. ........          5,000       326,250
Exxon Corp. ...................         13,500       987,187
Mobil Corp. ...................         10,200       888,675
Schlumberger Ltd. .............         46,900     2,163,262
Texaco, Inc. ..................         17,700       935,888
Unocal Corp. ..................         10,200       297,713
                                               -------------
                                                   5,598,975
                                               -------------

PUBLISHING--1.8%
Valassis Communications, Inc.*          50,500     2,607,062
Ziff-Davis, Inc. * ............          9,900       156,544
                                               -------------
                                                   2,763,606
                                               -------------

PUBLISHING--NEWSPAPERS--3.6%
A.H. Belo Corp., Series A......         76,700     1,529,206
Central Newspapers, Inc., Class A       17,200     1,228,725
Gannett Co., Inc...............         20,000     1,290,000
New York Times Co., Class A ...         32,000     1,110,000
Tribune Co. ...................          8,200       541,200
                                               -------------
                                                   5,699,131
                                               -------------

RECREATIONAL PRODUCTS/LEISURE--0.8%
Hasbro, Inc. ..................         35,200     1,271,600
                                               -------------

RETAIL--6.2%
CVS Corp. .....................         16,800       924,000
Home Depot, Inc. ..............         21,000     1,284,938
Rite Aid Corp. ................         22,100     1,095,331
Tandy Corp. ...................         38,200     1,573,363
Wal-Mart Stores, Inc. .........         33,400     2,720,012
Walgreen Co. ..................         37,100     2,172,669
                                               -------------
                                                   9,770,313
                                               -------------


SEMICONDUCTORS--0.8%
Intel Corp. ...................         10,900     1,292,331
                                               -------------

TELECOMMUNICATIONS--6.7%
Comcast Corp., Class A.........         13,600       798,150
Lucent Technologies, Inc. .....         18,000     1,980,000
MCI WorldCom, Inc. * ..........         21,200     1,521,100
Tele-Communications, Inc. Liberty
     Media Group, Series A * ..         80,600     3,712,638
Tele-Communications, Inc. TCI
     Group, Series A * ........         45,735     2,529,717
                                               -------------
                                                  10,541,605
                                               -------------

TOBACCO--1.4%
Philip Morris Cos., Inc. ......         42,400     2,268,400
                                               -------------

TOTAL COMMON STOCK--
     (Cost $108,964,892)                         149,485,138
                                               -------------


                                      PRINCIPAL
                                       AMOUNT
                                       (000)
                                       ----
SHORT TERM INVESTMENT--4.9%
REPURCHASE AGREEMENT--4.9%
State Street Bank and Trust Co.
  4.800%, 01/04/1999, maturity
  value of $7,699,104, dated
  12/31/98, (collateralized by
  $4,835,000 United States
  Treasury Bond, 10.625%,
  08/15/15, with a value
  of $7,851,581)                       $7,695      7,695,000


TOTAL SHORT TERM INVESTMENT--
     (Cost $7,695,000)                             7,695,000
                                               -------------

TOTAL INVESTMENTS--
     (Cost $116,659,892)--100.0%               $ 157,180,138
                                               -------------
                                               -------------

*  Denotes non-income producing security.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      PROTECTIVE GROWTH AND INCOME FUND
                           SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1998


     SECURITY DESCRIPTION               SHARES      VALUE
     --------------------               ------      -----
COMMON STOCK--95.1%
AEROSPACE/DEFENSE--6.2%
Boeing Co. ....................         72,700 $   2,371,837
General Motors Corp., Class H .        144,600     5,738,812
Honeywell, Inc. ...............         31,500     2,372,344
Lockheed Martin Corp. .........         74,800     6,339,300
Raytheon Co., Class A .........        140,500     7,262,094
                                               -------------
                                                  24,084,387
                                               -------------

AUTOMOBILE--2.7%
Ford Motor Co. ................         41,800     2,453,137
General Motors Corp. ..........        109,900     7,864,719
                                               -------------
                                                  10,317,856
                                               -------------

AUTO SUPPLIERS--1.7%
Federal-Mogul Corp. ...........         38,200     2,272,900
Magna International, Inc., Class A      70,100     4,346,200
                                               -------------
                                                   6,619,100
                                               -------------

BANKS--8.6%
Bank One Corp. ................        180,300     9,206,569
BankAmerica Corp. .............        146,400     8,802,300
Chase Manhattan Corp. .........         85,400     5,812,537
First Union Corp. .............        156,900     9,541,481
                                               -------------
                                                  33,362,887
                                               -------------

BROADCAST MEDIA--0.7%
CBS Corp. .....................         82,400     2,698,600
                                               -------------

BUSINESS SERVICES--3.2%
Dun & Bradstreet Corp. ........        143,600     4,532,375
First Data Corp. ..............        248,000     7,858,500
                                               -------------
                                                  12,390,875
                                               -------------

CHEMICALS--3.5%
Du Pont (E. I.) de Nemours & Co.        42,100     2,233,931
Elf Aquitaine SA ..............        160,400     9,082,650
Minnesota Mining & Manufacturing Co.    32,800     2,332,900
                                               -------------
                                                  13,649,481
                                               -------------

COMPUTER HARDWARE/SOFTWARE &
     SERVICES--1.8%
Compaq Computer Corp. .........         52,300     2,193,331
Hewlett Packard Co. ...........         35,000     2,390,938
International Business Machines, Inc.   13,100     2,420,225
                                               -------------
                                                   7,004,494
                                               -------------

DIVERSIFIED OPERATIONS--0.6%
Corning, Inc. .................         53,200     2,394,000
                                               -------------

DRUGS & HEALTH CARE--4.7%
American Home Products Corp. ..         59,400     3,344,962
Baxter International, Inc. ....         36,400     2,340,975
Johnson & Johnson Co. .........         29,900     2,507,862
Pharmacia & Upjohn, Inc. ......         42,500     2,406,563
Tenet Healthcare Corp. * ......        289,200     7,591,500
                                               -------------
                                                  18,191,862
                                               -------------

ELECTRIC UTILITIES--6.3%
Consolidated Edison, Inc. .....         43,200     2,284,200
Entergy Corp. .................        156,300     4,864,838
Northeast Utilities * .........        235,600     3,769,600
Pacificorp ....................        250,200     5,269,837
PG&E Corp. ....................         70,900     2,233,350
Unicom Corp. ..................        148,000     5,707,250
                                               -------------
                                                  24,129,075
                                               -------------

ELECTRICAL EQUIPMENT--0.6%
Philips Electronics N.V. ......         36,000     2,436,750
                                               -------------

ENVIRONMENTAL CONTROL--1.4%
Browning-Ferris Industries, Inc.       196,400     5,585,125
                                               -------------

FINANCIAL SERVICES--1.9%
The CIT Group, Inc., Class A...        152,200     4,841,862
Wells Fargo Co. ...............         61,400     2,452,163
                                               -------------
                                                   7,294,025
                                               -------------

FOODS--2.7%
Archer Daniels Midland Co. ....        315,700     5,426,094
ConAgra, Inc. .................         79,100     2,491,650
Ralston Purina Co. ............         74,600     2,415,175
                                               -------------
                                                  10,332,919
                                               -------------

HEALTHCARE MANAGEMENT--1.2%
Columbia/HCA Healthcare Corp. .        191,100     4,729,725
                                               -------------

HOTELS--2.4%
Hilton Hotels Corp. ...........        307,700     5,884,763
Mirage Resorts, Inc. * ........        218,800     3,268,325
                                               -------------
                                                   9,153,088
                                               -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    PROTECTIVE GROWTH AND INCOME FUND
                   SCHEDULE OF INVESTMENTS (CONTINUED)
                            DECEMBER 31, 1998

     SECURITY DESCRIPTION               SHARES      VALUE
     --------------------               ------      -----
COMMON STOCK--(CONTINUED)
HOUSEHOLD PRODUCTS--0.6%
Unilever N.V. .................         28,100 $   2,330,544
                                               -------------


INSURANCE--10.4%
Aetna, Inc. ...................        118,600     9,324,925
Allstate Corp. ................        122,200     4,719,975
CIGNA Corp. ...................         73,700     5,697,931
Hartford Financial Services
  Group, Inc.                          116,800     6,409,400
Loews Corp. ...................         98,300     9,657,975
Provident Cos., Inc. ..........        105,700     4,386,550
                                               -------------
                                                  40,196,756
                                               -------------

METALS--0.6%
Aluminum Co. of America .......         33,200     2,475,475
                                               -------------

MULTIMEDIA--0.7%
MediaOne Group, Inc. ..........         54,100     2,542,700
                                               -------------

OFFICE EQUIPMENT & SUPPLIES--0.5%
Xerox Corp. ...................         17,400     2,053,200
                                               -------------

OIL--4.1%
Atlantic Richfield Co. ........        117,500     7,666,875
Exxon Corp. ...................         31,000     2,266,875
Occidental Petroleum Corp. ....        139,800     2,359,125
Texaco, Inc. ..................         34,800     1,840,050
USX-Marathon Group ............         59,700     1,798,462
                                               -------------
                                                  15,931,387
                                               -------------

OIL & GAS DRILLING--0.7%
Transocean Offshore, Inc. .....         95,900     2,571,319
                                               -------------

PACKAGING & CONTAINER--1.0%
Crown Cork & Seal, Inc. .......        128,600     3,962,488
                                               -------------

PAPER & FOREST PRODUCTS--1.4%
Georgia Pacific Corp. .........         90,400     5,294,050
                                               -------------

PETROLEUM SERVICES--1.8%
Halliburton Co. ...............        136,800     4,052,700
Tosco Corp. ...................        115,600     2,991,150
                                               -------------
                                                   7,043,850
                                               -------------

POLLUTION CONTROL--0.9%
Waste Management, Inc. ........         70,300     3,277,738
                                               -------------

PUBLISHING--NEWSPAPERS--1.9%
Gannett Co., Inc...............         35,100     2,263,950
New York Times Co., Class A ...        148,900     5,164,969
                                               -------------
                                                   7,428,919
                                               -------------

RECREATIONAL PRODUCTS/LEISURE--1.3%
Hasbro, Inc. ..................        133,800     4,833,525
                                               -------------

RETAIL--5.7%
Dayton Hudson Corp. ...........         87,000     4,719,750
Federated Dept. Stores, Inc. *          97,400     4,242,987
Sears Roebuck & Co. ...........        141,700     6,022,250
TJX Companies, Inc. ...........         87,100     2,525,900
Toys "R" Us, Inc. * ...........        260,000     4,387,500
                                               -------------
                                                  21,898,387
                                               -------------

SEMICONDUCTORS--0.6%
Intel Corp. ...................         18,900     2,240,831
                                               -------------

TELECOMMUNICATIONS--7.3%
ALLTEL Corp. ..................         20,200     1,208,213
AT&T Corp. ....................         84,100     6,328,525
BCE, Inc. .....................        161,200     6,115,525
BellSouth Corp. ...............         53,900     2,688,262
GTE Corp. .....................         91,000     5,915,000
Tele-Communications, Inc.
     TCI Group, Series A * ....         46,800     2,588,625
U. S. West, Inc. ..............         48,600     3,140,775
                                               -------------
                                                  27,984,925
                                               -------------

TIRES & RUBBER--0.6%
Goodyear Tire & Rubber Co. ....         44,200     2,229,338
                                               -------------

TOBACCO--4.3%
Philip Morris Cos., Inc. ......        228,200    12,208,700
RJR Nabisco Holdings Corp. ....        146,900     4,361,094
                                               -------------
                                                  16,569,794
                                               -------------

TRANSPORTATION--0.5%
Burlington Northern Santa Fe Corp.      56,800     1,917,000

TOTAL COMMON STOCK--
     (Cost $358,851,042)                         367,156,475
                                               -------------

DEPOSITORY RECEIPTS--3.8%
AUTOMOBILE--1.0%
Volvo AB ......................        172,500     4,021,406
                                               -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    PROTECTIVE GROWTH AND INCOME FUND
                   SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 1998

     SECURITY DESCRIPTION               SHARES      VALUE
     --------------------               ------      -----
DEPOSITORY RECEIPTS--(CONTINUED)
AUTO SUPPLIERS--0.8%
LucasVarity PLC ...............         90,000 $   3,015,000
                                               -------------

OIL--2.0%
Royal Dutch Petroleum Co. .....        160,000     7,660,000
                                               -------------

TOTAL DEPOSITORY RECEIPTS--
     (Cost $14,594,456)                           14,696,406
                                               -------------

                                       PRINCIPAL
                                        AMOUNT
                                        (000)
                                        ----
SHORT TERM INVESTMENT--1.1%
REPURCHASE AGREEMENT--1.1%
State Street Bank and Trust Co.
  4.800%, 01/04/1999, maturity
  value of $4,148,211, dated
  12/31/98, (collateralized by
  $2,605,000 United States
  Treasury Bond, 10.625%,
  08/15/15, with a value of
  $4,230,273) ..............        $  4,146       4,146,000
                                               -------------

TOTAL SHORT TERM INVESTMENT--
     (Cost $4,146,000)                             4,146,000
                                               -------------

TOTAL INVESTMENTS--
     (Cost $377,591,498)--100.0%               $ 385,998,881
                                               -------------
                                               -------------

*  Denotes non-income producing security.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                  PROTECTIVE CORE U.S. EQUITY FUND
                       SCHEDULE OF INVESTMENTS
                           DECEMBER 31, 1998

     Security Description               Shares      Value
     --------------------               ------      -----
COMMON STOCK--96.6%
AEROSPACE/DEFENSE--2.6%
General Motors Corp., Class H .         50,200 $   1,992,313
Honeywell, Inc. ...............         18,900     1,423,406
United Technologies Corp. .....         31,400     3,414,750
                                               -------------
                                                   6,830,469
                                               -------------

AGRICULTURE EQUIPMENT--0.8%
Case Corp. ....................         10,000       218,125
Caterpillar, Inc. .............         25,800     1,186,800
Deere & Co. ...................         18,600       616,125
                                               -------------
                                                   2,021,050
                                               -------------

AIRLINES--0.9%
AMR Corp. * ...................         21,900     1,300,312
Delta Air Lines, Inc. .........         19,800     1,029,600
                                               -------------
                                                   2,329,912
                                               -------------

AUTOMOBILE--2.8%
DaimlerChrysler AG * ..........         14,153     1,359,573
Ford Motor Co. ................         71,000     4,166,812
Hertz Corp. ...................         37,600     1,715,500
                                               -------------
                                                   7,241,885
                                               -------------

BANKS--4.0%
Bank One Corp. ................         17,820       909,934
BankAmerica Corp. .............         91,652     5,510,576
Chase Manhattan Corp. .........         31,800     2,164,388
First Union Corp. .............         13,200       802,725
U.S. Bancorp ..................         34,800     1,235,400
                                               -------------
                                                  10,623,023
                                               -------------

BEVERAGES--2.0%
Coca Cola Co. .................         54,400     3,638,000
Pepsico, Inc. .................         39,000     1,596,562
                                               -------------
                                                   5,234,562
                                               -------------

BEVERAGES--ALCOHOLIC--0.1%
Anheuser-Busch Cos., Inc. .....          3,900       255,938
                                               -------------

BUILDING PRODUCTS--0.3%
Lowe's Companies, Inc. ........         13,400       685,913
                                               -------------

BUSINESS SERVICES--0.5%
Automatic Data Processing, Inc.         14,900     1,194,794
                                               -------------


CHEMICALS--2.3%
Dow Chemical Co. ..............         34,600 $   3,146,437
Du Pont (E.I.) de Nemours & Co.         25,600     1,358,400
Lyondell Chemical Co. .........         12,600       226,800
Minnesota Mining & Manufacturing Co.     3,600       256,050
Solutia, Inc. .................         45,600     1,020,300
                                               -------------
                                                   6,007,987
                                               -------------

COMPUTER HARDWARE/SOFTWARE &
SERVICES--7.6%
Cisco Systems, Inc. * .........         46,600     4,325,062
Computer Sciences Corp. .......          5,200       335,075
Compuware Corp. * .............          8,400       656,250
Dell Computer Corp. * .........         22,100     1,617,444
EMC Corp. * ...................         16,500     1,402,500
Gateway 2000, Inc. * ..........         42,300     2,165,231
International Business Machines, Inc.   42,300     7,814,925
Lexmark International Group, Inc.,
     Class A * ................          4,900       492,450
Sun Microsystems, Inc. * ......          4,100       351,063
Unisys Corp. * ................         14,300       492,456
Yahoo!, Inc. * ................          1,300       308,019
                                               -------------
                                                  19,960,475
                                               -------------

COMPUTER SOFTWARE & SERVICES--4.0%
Microsoft Corp. * .............         75,000    10,401,562
                                               -------------


CONSUMER GOODS--0.7%
American Greetings Corp., Class A       32,100     1,318,106
Fortune Brands, Inc. ..........         18,300       578,738
                                               -------------
                                                   1,896,844
                                               -------------

COSMETICS--0.4%
Gillette Co. ..................         23,000     1,111,188
                                               -------------

DIVERSIFIED MANUFACTURING--3.9%
General Electric Co. ..........         90,600     9,246,862
Owens Illinois, Inc. * ........         22,100       676,813
U.S. Industries, Inc. .........         14,200       264,475
                                               -------------
                                                  10,188,150
                                               -------------

DIVERSIFIED OPERATIONS--1.1%
ACX Technologies, Inc. * ......         17,000       225,250
Berkshire Hathaway, Inc., Class B *        105       246,750
PPG Industries, Inc. ..........          9,400       547,550
Time Warner, Inc. .............         21,600     1,340,550
Tyco International Ltd. .......          8,000       603,500
                                               -------------
                                                   2,963,600
                                               -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    PROTECTIVE CORE U.S. EQUITY FUND
                   SCHEDULE OF INVESTMENTS (CONTINUED)
                            DECEMBER 31, 1998

     SECURITY DESCRIPTION               SHARES      VALUE
     --------------------               ------      -----
COMMON STOCK--(CONTINUED)
DRUGS & HEALTH CARE--12.0%
Abbott Laboratories ...........         47,200 $   2,312,800
Allergan, Inc. ................         22,900     1,482,775
American Home Products Corp. ..         26,200     1,475,388
Amgen, Inc. * .................         26,200     2,739,538
Arterial Vascular Engineering, Inc. *   11,600       609,000
Bristol Myers Squibb Co. ......         28,200     3,773,512
Cardinal Health, Inc. .........         28,050     2,128,294
Eli Lilly & Co. ...............         16,800     1,493,100
Johnson & Johnson Co. .........         36,100     3,027,887
Merck & Co., Inc. .............         23,200     3,426,350
Pfizer, Inc. ..................         31,400     3,938,737
Schering-Plough Corp. .........         49,200     2,718,300
Tenet Healthcare Corp. * ......         33,400       876,750
Warner-Lambert Co. ............         18,700     1,406,006
                                               -------------
                                                  31,408,437
                                               -------------

ELECTRIC UTILITIES--2.5%
Ameren Corp. ..................         53,100     2,266,706
Dominion Resources, Inc. ......         12,400       579,700
Duke Energy Corp. .............         12,000       768,750
Edison International ..........         43,000     1,198,625
Unicom Corp. ..................         42,200     1,627,338
                                               -------------
                                                   6,441,119
                                               -------------

FINANCIAL--1.3%
Countrywide Credit Industries, Inc.     19,900       998,731
Providian Financial Corp. .....         33,150     2,486,250
                                               -------------
                                                   3,484,981
                                               -------------

FINANCIAL SERVICES--4.3%
Ambac Financial Group, Inc. ...          4,800       288,900
American General Corp. ........         16,400     1,279,200
Associates First Capital
  Corp., Class A...............         34,646     1,468,124
Lehman Brothers Holdings, Inc..         58,000     2,555,625
Merrill Lynch & Co., Inc. .....         36,100     2,409,675
Morgan Stanley, Dean Witter,
     Discover & Co. ...........         38,100     2,705,100
State Street Corp. ............          9,800       681,713
                                               -------------
                                                  11,388,337
                                               -------------

FOODS--0.6%
Archer Daniels Midland Co. ....         79,800     1,371,562
Interstate Bakeries Corp. .....          7,200       190,350
                                               -------------
                                                   1,561,912
                                               -------------

HEALTHCARE MANAGEMENT--0.6%
Columbia/HCA Healthcare Corp...         34,600       856,350
Wellpoint Health Networks,
  Inc. , Class A*..............          7,600       661,200
                                               -------------
                                                   1,517,550
                                               -------------

HOUSEHOLD PRODUCTS--3.2%
Procter & Gamble Co. ..........         26,800 $   2,447,175
The Clorox Co. ................         17,700     2,067,581
Unilever NV ...................         45,900     3,806,831
                                               -------------
                                                   8,321,587
                                               -------------

INSURANCE--5.4%
Allstate Corp. ................         24,810       958,286
American International
  Group, Inc. .................         43,425     4,195,941
CIGNA Corp. ...................         31,100     2,404,419
Equitable Companies, Inc. .....         31,400     1,817,275
Everest Reinsurance
  Holdings, Inc. ..............          9,200       358,225
Hartford Financial Services
  Group, Inc. .................         28,800     1,580,400
Nationwide Financial
  Services, Inc.,Class A.......          3,700       191,244
SunAmerica, Inc. ..............          7,900       640,887
Travelers Property Casualty
  Corp., Class A...............         67,200     2,083,200
                                               -------------
                                                  14,229,877
                                               -------------

INTERGRATED OIL--0.3%
Chevron Corp. .................          3,000       248,813
Columbia Energy Group..........          7,200       415,800
                                               -------------
                                                     664,613
                                               -------------

LEISURE TIME--0.1%
Carnival Corp. ................          6,900       331,200
                                               -------------

MACHINERY--0.5%
Ingersoll-Rand Co. ............         29,300     1,375,269
                                               -------------

METALS--0.1%
ALCOA, Inc. ...................          4,800       357,900
                                               -------------

MULTIMEDIA--1.1%
Viacom, Inc., Class B * .......         21,100     1,561,400
Walt Disney Co. ...............         47,043     1,411,290
                                               -------------
                                                   2,972,690
                                               -------------

OFFICE EQUIPMENT & SUPPLIES--1.6%
Xerox Corp. ...................         36,000     4,248,000
                                               -------------


OIL--5.1%
Exxon Corp. ...................        130,600     9,550,125
Mobil Corp. ...................         34,600     3,014,525
Texaco, Inc. ..................         15,600       824,850
                                               -------------
                                                  13,389,500
                                               -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    PROTECTIVE CORE U.S. EQUITY FUND
                   SCHEDULE OF INVESTMENTS (CONTINUED)
                              DECEMBER 31, 1998

     SECURITY DESCRIPTION               SHARES      VALUE
     --------------------               ------      -----
COMMON STOCK--(CONTINUED)
PACKAGING & CONTAINERS--0.4%
Avery Dennison Corp. ..........         21,200 $     955,325
                                               -------------

PHOTOGRAPHY--0.7%
Eastman Kodak Co. .............         24,700     1,778,400
                                               -------------

PUBLISHING--NEWSPAPERS--0.4%
Gannett Co., Inc. .............          5,000       322,500
Tribune Co. ...................         12,000       792,000
                                               -------------
                                                   1,114,500
                                               -------------

RESTAURANTS--0.7%
McDonald's Corp. ..............         20,900     1,601,462
Tricon Global Restaurants, Inc. *        6,000       300,750
                                               -------------
                                                   1,902,212
                                               -------------

RETAIL--5.9%
Abercrombie & Fitch Co.,
  Class A *...................          11,200       792,400
Dayton Hudson Corp. ...........         78,400     4,253,200
Federated Dept. Stores, Inc. *          34,100     1,485,481
Home Depot, Inc. ..............         41,100     2,514,806
Ingram Micro, Inc., Class A * .         13,900       484,763
Mattel, Inc. ..................         17,100       390,094
Ross Stores, Inc. .............         30,400     1,197,000
Wal-Mart Stores, Inc. .........         54,100     4,405,769
                                               -------------
                                                  15,523,513
                                               -------------

RETAIL--FOOD CHAINS--2.1%
Albertson's, Inc...............         18,700     1,190,956
Kroger Co. *...................         10,800       653,400
Safeway, Inc. * ...............         60,110     3,662,953
                                               -------------
                                                   5,507,309
                                               -------------

SEMICONDUCTORS--1.8%
Intel Corp. ...................         39,200     4,647,650
                                               -------------

STEEL--0.3%
Bethlehem Steel Corp. * .......        105,300       881,888
                                               -------------

TELECOMMUNICATIONS--10.1%
Ameritech Corp. ...............         30,800     1,951,950
AT&T Corp. ....................         88,300     6,644,575
Bell Atlantic Corp. ...........         17,400       922,200
BellSouth Corp. ...............         41,600     2,074,800
GTE Corp. .....................         58,200     3,783,000
Lucent Technologies, Inc. .....         34,600     3,806,000
MCI WorldCom, Inc. * ..........         33,700     2,417,975
Northern Telecom Ltd. .........         15,200       761,900
SBC Communications, Inc. ......         27,500     1,474,688
Sprint Corp. (FON Group) ......         28,300     2,380,737
Sprint Corp. (PCS Group) * ....         14,150       327,219
                                               -------------
                                                  26,545,044
                                               -------------

TEXTILES--0.3%
Sara Lee Corp. ................         31,600 $     890,725
                                               -------------

TOBACCO--1.2%
Philip Morris Cos., Inc. ......         58,000     3,103,000
                                               -------------

TOTAL COMMON STOCK--
     (Cost $174,466,073)                         253,489,890
                                               -------------

DEPOSITORY RECEIPTS--1.4%
OIL--1.4%
Royal Dutch Petroleum Co. .....         77,400     3,705,525
                                               -------------

TOTAL DEPOSITORY RECEIPTS--
     (Cost $3,354,225)                             3,705,525
                                               -------------

                                     PRINCIPAL
                                      AMOUNT
                                      (000)
                                      -----
SHORT TERM INVESTMENT--2.0%
REPURCHASE AGREEMENT--1.9%
State Street Bank and Trust Co.
  4.800%, 01/04/1999, maturity
  value of $4,942,635, dated
  12/31/98, (collateralized by
  $3,105,000 United States
  Treasury Bond, 10.625%,
  08/15/15, with a
  value of $5,042,225) .....          $  4,940     4,940,000
                                               -------------

U.S. GOVERNMENT SECURITIES--0.1%
United States Treasury Bills
     4.106%, 02/04/1999 .....               45**      44,827
     4.269%, 02/04/1999 .....               75**      74,701
     4.370%, 02/04/1999 .....               50**      49,796
     4.460%, 02/04/1999 .....               50**      49,789
     4.620%, 02/04/1999 .....               45**      44,804
                                               -------------
                                                     263,917
                                               -------------

TOTAL SHORT TERM INVESTMENT--
     (Cost $5,203,917)                             5,203,917
                                               -------------

TOTAL INVESTMENTS--
     (Cost $183,024,215)--100.0%               $ 262,399,332
                                               -------------
                                               -------------

OTHER INFORMATION--
At December 31, 1998, the CORE U.S. Equity Fund had open futures contracts as follows:

                                              Market      Unrealized
Futures       Expiration      Contracts       Value          Gain
-------       ----------      ---------       -----          ----
S&P 500       March 1999          16        $4,982,000     $185,565

*   Denotes non-income producing security.
** Security has been pledged (in whole or in part) to cover initial margin requirements for futures contracts.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      PROTECTIVE SMALL CAP VALUE FUND
                          SCHEDULE OF INVESTMENTS
                             DECEMBER 31, 1998

     SECURITY DESCRIPTION               SHARES      VALUE
     --------------------               ------      -----
COMMON STOCK--86.2%
AEROSPACE--1.8%
AVTEAM, Inc., Class A * .......        165,600 $     641,700
TriStar Aerospace Co. * .......        164,200     1,149,400
                                               -------------
                                                   1,791,100
                                               -------------

AGRICULTURE EQUIPMENT--1.6%
Titan International, Inc. .....        162,300     1,541,850
                                               -------------

AIR FREIGHT, TRUCK & OTHER--3.8%
Allied Holdings, Inc. * .......        143,700     2,065,687
Hub Group, Inc., Class A * ....         49,900       966,813
Landstar Systems, Inc. * ......         17,600       717,200
                                               -------------
                                                   3,749,700
                                               -------------

BUILDING CONSTRUCTION--1.4%
Stone & Webster, Inc. .........         40,700     1,353,275
                                               -------------

CHEMICALS--0.7%
Methanex Corp. * ..............         49,200       249,075
Spartech Corp. ................         20,300       446,600
                                               -------------
                                                     695,675
                                               -------------

COMMERCIAL PRODUCTS--0.4%
Synthetic Industries, Inc. * ..         23,500       393,625
                                               -------------

COMMERCIAL SERVICES--0.1%
BridgeStreet Accomodations, Inc. *       6,000        19,125
Opinion Research Corp. * ......          7,800        42,900
                                               -------------
                                                      62,025
                                               -------------

COMMUNICATION SERVICES--1.6%
MDC Communications Corp. , Class A*    150,800     1,387,832
Pegasus Communications Corp. ,
     Class A*..................          6,500       162,906
                                               -------------
                                                   1,550,738
                                               -------------

COMPUTER HARDWARE--1.4%
Belden, Inc. ..................         66,100     1,400,494
                                               -------------

COMPUTER SOFTWARE & SERVICES--2.6%
BancTec, Inc. * ...............        110,500     1,388,156
Black Box Corp. * .............         31,900     1,208,213
                                               -------------
                                                   2,596,369
                                               -------------

DIVERSIFIED MANUFACTURING--2.0%
Lydall, Inc. * ................         81,100       963,063
Wolverine Tube, Inc. * ........         48,100     1,010,100
                                               -------------
                                                   1,973,163
                                               -------------

DRUGS & HEALTH CARE--9.5%
HealthPlan Services Corp. .....        255,800 $   2,941,700
Matria Healthcare, Inc. * .....        743,900     2,138,713
Perrigo Co. * .................        171,100     1,507,819
Quest Diagnostics, Inc. * .....        161,800     2,882,062
                                               -------------
                                                   9,470,294
                                               -------------

EDUCATION--1.0%
Career Education Corp. * ......         33,900     1,017,000
                                               -------------

ELECTRIC UTILITIES--2.1%
CMP Group, Inc. ...............        108,800     2,053,600
                                               -------------

FINANCIAL SERVICES--3.4%
Annaly Mortgage Management,
   Inc. .......................        28,900       238,425
Pacific Century Financial
   Corp. ......................       130,100      3,171,187
                                               -------------
                                                   3,409,612
                                               -------------

HEALTH CARE--4.9%
American Physician Partners,
   Inc. *......................       172,300      1,087,644
Integrated Health Services,
   Inc. .......................       178,400      2,519,900
Mariner Post-Acute Network,
   Inc. * .....................       269,800      1,230,962
                                               -------------
                                                   4,838,506
                                               -------------

HOTELS--2.5%
Prime Hospitality Corp. * .....        230,300     2,432,544
                                               -------------

HOUSEHOLD PRODUCTS--1.0%
American Safety Razor Co. * ...         81,800       981,600
                                               -------------

INSURANCE--11.0%
American Safety Insurance
     Group Ltd. * .............         45,300       436,012
Amerin Corp. * ................         98,600     2,329,425
ARM Financial Group, Inc.,
     Class A...................         45,600     1,011,750
ESG Re Ltd. ...................        133,100     2,695,275
Penn Treaty American Corp. * ..         45,000     1,212,187
PXRE Corp. ....................         63,100     1,581,444
SCPIE Holdings, Inc. ..........         35,700     1,082,156
Seibels Bruce Group, Inc. * ...        108,900       367,538
Symons International Group,
   Inc. *.....................          24,200       175,450
                                               -------------
                                                  10,891,237
                                               -------------

MACHINERY--1.1%
UNOVA, Inc. * .................         59,600     1,080,250
                                               -------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                  PROTECTIVE SMALL CAP VALUE FUND
                 SCHEDULE OF INVESTMENTS (CONTINUED)
                       DECEMBER 31, 1998

     SECURITY DESCRIPTION               SHARES      VALUE
     --------------------               ------      -----
COMMON STOCK--(CONTINUED)
NETWORKING PRODUCTS--2.0%
Vanstar Corp. * ...............        218,000 $   2,016,500
                                               -------------

OIL & GAS DRILLING--2.0%
Swift Energy Co. *.............        201,900     1,489,012
Tesoro Petroleum Corp. * ......         40,100       486,213
                                               -------------
                                                   1,975,225
                                               -------------

PETROLEUM SERVICES--0.4%
BJ Services Co. * .............         24,800       387,500
                                               -------------

REAL ESTATE--3.0%
Insignia Financial Group, Inc.*         74,666       905,325
Prime Retail, Inc. ............         82,100       805,606
RFS Hotel Investors, Inc. .....        104,700     1,282,575
                                               -------------
                                                   2,993,506
                                               -------------

RESTAURANTS--2.4%
Friendly Ice Cream Corp. * ....         94,900       581,262
Mortons Restaurant Group, Inc.*         95,800     1,808,225
                                               -------------
                                                   2,389,487
                                               -------------

RETAIL--9.7%
Brookstone, Inc. * ............         62,200     1,065,175
Finlay Enterprises, Inc. * ....         38,100       385,763
Fleming Cos., Inc. ............         44,800       464,800
Friedman's, Inc., Class A * ...        283,800     2,908,950
J. Baker, Inc. ................        227,300     1,306,975
Loehmann's, Inc. * ............        115,000       219,219
Movado Group, Inc. ............         58,237     1,550,560
Syms Corp. * ..................        160,400     1,443,600
Tefron Ltd. * .................         48,900       320,906
                                               -------------
                                                   9,665,948
                                               -------------

SEMICONDUCTORS--7.8%
General Semiconductor, Inc. * .        191,800     1,570,363
Kemet Corp. * .................        156,200     1,757,250
MEMC Electronic Materials, Inc.*       250,100     2,125,850
Vishay Intertechnology, Inc. ..        157,485     2,283,532
                                               -------------
                                                   7,736,995
                                               -------------

STEEL--3.8%
Carbide/Graphite Group, Inc. *          59,800 $     882,050
Ispat International N.V., Class A       94,900       735,475
UCAR International, Inc. * ....        122,400     2,180,250
                                               -------------
                                                   3,797,775
                                               -------------

TEXTILES--1.2%
Burlington Industries, Inc. * .        104,400     1,148,400
                                               -------------

TOTAL COMMON STOCK--
     (Cost $99,247,353)                           85,393,993
                                               -------------

DEPOSITORY RECEIPTS--1.4%
MACHINERY--1.4%
Denison International PLC * ...        112,900     1,411,250
                                               -------------

TOTAL DEPOSITORY RECEIPTS--
     (Cost $1,875,712)                             1,411,250
                                               -------------

                                       PRINCIPAL
                                        AMOUNT
                                         (000)
                                        ------
SHORT TERM INVESTMENT--12.4%
REPURCHASE AGREEMENT--12.4%
State Street Bank and
Trust Co.
     4.800%, 01/04/1999, maturity
     value of $12,327,571, dated
     12/31/98, (Collateralized by
     $7,740,000 United States
     Treasury Bond, 10.625%,
     08/15/15, with a value of
     $12,569,025) ....                $ 12,321    12,321,000
                                               -------------

TOTAL SHORT TERM INVESTMENT--
     (Cost $12,321,000)                           12,321,000
                                               -------------

TOTAL INVESTMENTS--
     (Cost $113,444,065)--100.0%               $  99,126,243
                                               -------------
                                               -------------


*  Denotes non-income producing security.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE MONEY MARKET FUND
                            SCHEDULE OF INVESTMENTS
                              DECEMBER 31, 1998

                                       PRINCIPAL
                                        AMOUNT
     SECURITY DESCRIPTION                (000)      VALUE
     --------------------                -----      -----

GOVERNMENT AND AGENCY SECURITIES--100.0%
FEDERAL AGENCIES--100.0%
Federal Farm Credit Bank
     5.040%, 01/12/1999 .....         $    350 $     349,461
     5.050%, 01/12/1999 .....              250       249,614
                                               -------------
                                                     599,075
                                               -------------

Federal Home Loan Bank
     4.800%, 01/04/1999 .....              400       399,840
     4.840%, 01/22/1999 .....              150       149,577
                                               -------------
                                                     549,417
                                               -------------

Federal Home Loan Mortgage Corp.
     4.850%, 01/06/1999 .....              150       149,899
     5.020%, 01/06/1999 .....              250       249,826
     5.300%, 01/06/1999 .....              121       120,911
     5.000%, 01/14/1999 .....              100        99,819
     5.030%, 01/15/1999 .....              400       399,218
     4.980%, 03/09/1999 .....              100        99,073
     4.970%, 03/10/1999 .....            1,100     1,089,674
     4.950%, 03/19/1999 .....              100        98,941
     4.969%, 03/26/1999 .....              400       395,362
                                               -------------
                                                   2,702,723
                                               -------------

Federal National Mortgage Assn.
     5.020%, 01/04/1999 .....         $    100 $      99,958
     5.110%, 01/08/1999 .....              400       399,603
     5.070%, 02/02/1999 .....              400       398,197
     5.020%, 02/05/1999 .....              100        99,512
     5.000%, 03/02/1999 .....              100        99,167
                                               -------------
                                                   1,096,437
                                               -------------

Student Loan Marketing
     5.050%, 01/04/1999 .....              113       112,952
                                                ------------

Tennessee Valley Authority
     5.000%, 01/25/1999 .....              300       299,000
     5.030%, 01/25/1999 .....              220       219,262
                                                ------------
                                                     518,262
                                                ------------

TOTAL GOVERNMENT AND
     AGENCY SECURITIES--
     (Cost $5,578,866)                             5,578,866
                                                ------------

TOTAL INVESTMENTS--
      (Cost $5,578,866)--100.0%                 $  5,578,866
                                                ------------
                                                ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE INVESTMENT COMPANY
                      STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 1998

                                                                           GLOBAL                  INTERNATIONAL
                                                                         INCOME FUND                EQUITY FUND
                                                                         -----------                -----------
ASSETS
     Investments - securities, at value (Note B)..................     $    61,351,198           $   174,948,762
     Investments - repurchase agreements (Note B).................                   0                         0
     Cash, including foreign currency at value....................              64,981                    80,145
     Dividends receivable.........................................                   0                    86,698
     Interest receivable..........................................           1,418,363                       548
     Receivable for securities sold...............................                   0                    14,701
     Unrealized appreciation on forward currency contracts (Note H)            328,576                   148,052
     Receivable for fund shares sold..............................                 460                    53,617
     Foreign income tax reclaim receivable........................                   0                   171,530
     Receivable for variation margin..............................                   0                         0
     Receivable due from Protective Investment Advisors (Note C)..              51,223                   159,720
                                                                       ---------------           ---------------
       TOTAL ASSETS...............................................          63,214,801               175,663,773
                                                                       ---------------           ---------------
LIABILITIES
     Unrealized depreciation on forward currency contracts (Note H)            368,367                   417,876
     Payable for securities purchased.............................                   0                         0
     Investment management fee payable (Note C)...................              58,486                   155,998
     Accounts payable and accrued expenses........................              22,893                   104,960
     Payable for fund shares redeemed.............................               2,498                         7
                                                                       ---------------           ---------------
       TOTAL LIABILITIES..........................................             452,244                   678,841
                                                                       ---------------           ---------------
         NET ASSETS...............................................     $    62,762,557           $   174,984,932
                                                                       ---------------           ---------------
                                                                       ---------------           ---------------
NET ASSETS
     Paid-in capital..............................................     $    59,898,401           $   143,910,037
     Undistributed (overdistributed) net investment income (Note B)            123,826                  (104,842)
     Accumulated net realized gain (loss) on
       investments and foreign currency transactions..............             278,515                 2,632,013
     Net unrealized appreciation (depreciation) of:
       Investments................................................           2,478,892                28,805,871
       Futures....................................................                   0                         0
       Foreign currency translations..............................             (17,077)                 (258,147)
                                                                       ---------------           ---------------
         NET ASSETS...............................................     $    62,762,557           $   174,984,932
                                                                       ---------------           ---------------
                                                                       ---------------           ---------------

NET ASSET VALUE PER SHARE
     Offering and redemption price per share (based on
       shares of capital stock outstanding,
       par value $.001 per share).................................     $        10.650           $        14.305
     Total shares outstanding at end of period....................           5,893,383                12,232,643
     Cost of investments..........................................     $    58,872,306           $   146,142,891


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                       29


                                                                             CAPITAL             GROWTH AND             CORE U.S.
                                                                           GROWTH FUND           INCOME FUND           EQUITY FUND
                                                                           -----------           -----------           -----------
ASSETS
     Investments - securities, at value (Note B)..................        $  149,485,138        $  381,852,881      $  257,459,332
     Investments - repurchase agreements (Note B).................             7,695,000             4,146,000           4,940,000
     Cash, including foreign currency at value....................                   190                   258                 302
     Dividends receivable.........................................               108,495               583,311             270,789
     Interest receivable..........................................                 1,026                   553                 658
     Receivable for securities sold...............................               719,706             2,443,344                   0
     Unrealized appreciation on forward currency contracts (Note H)                    0                     0                   0
     Receivable for fund shares sold..............................               110,149                14,701             483,108
     Foreign income tax reclaim receivable........................                    47                     0               1,674
     Receivable for variation margin..............................                     0                     0              13,600
     Receivable due from Protective Investment Advisors (Note C)..                     0                38,497              38,805
                                                                          --------------        --------------      --------------
       TOTAL ASSETS...............................................           158,119,751           389,079,545         263,208,268
                                                                          --------------        --------------      --------------
LIABILITIES
     Unrealized depreciation on forward currency contracts (Note H)                    0                     0                   0
     Payable for securities purchased.............................             2,825,621                     0                   0
     Investment management fee payable (Note C)...................               123,053               262,498             170,964
     Accounts payable and accrued expenses........................                22,169                87,587              43,380
     Payable for fund shares redeemed.............................                    42               439,436                  35
                                                                          --------------        --------------      --------------
       TOTAL LIABILITIES..........................................             2,970,885               789,521             214,379
                                                                          --------------        --------------      --------------
         NET ASSETS...............................................        $  155,148,866        $  388,290,024      $  262,993,889
                                                                          --------------        --------------      --------------
                                                                          --------------        --------------      --------------
NET ASSETS
     Paid-in capital..............................................        $  111,895,044        $  375,378,328      $  182,220,128
     Undistributed (overdistributed) net investment income (Note B)                2,655               274,185              45,539
     Accumulated net realized gain (loss) on
       investments and foreign currency transactions..............             2,730,921             4,230,128           1,167,540
     Net unrealized appreciation (depreciation) of:
       Investments................................................            40,520,246             8,407,383          79,375,117
       Futures....................................................                     0                     0             185,565
       Foreign currency translations..............................                     0                     0                   0
                                                                          --------------        --------------      --------------
         NET ASSETS...............................................        $  155,148,866        $  388,290,024      $  262,993,889
                                                                          --------------        --------------      --------------
                                                                          --------------        --------------      --------------

NET ASSET VALUE PER SHARE
     Offering and redemption price per share (based on
       shares of capital stock outstanding,
       par value $.001 per share).................................        $       20.873        $       14.068      $       22.157
     Total shares outstanding at end of period....................             7,433,144            27,599,982          11,869,530
     Cost of investments..........................................        $  116,659,892        $  377,591,498      $  183,024,215


                                                                            SMALL CAP                MONEY
                                                                            VALUE FUND            MARKET FUND
                                                                            ----------            -----------
ASSETS
     Investments - securities, at value (Note B)..................        $   86,805,243        $    5,578,866
     Investments - repurchase agreements (Note B).................            12,321,000                     0
     Cash, including foreign currency at value....................                   694                57,266
     Dividends receivable.........................................                15,650                     0
     Interest receivable..........................................                 1,643                     0
     Receivable for securities sold...............................               786,161                     0
     Unrealized appreciation on forward currency contracts (Note H)                    0                     0
     Receivable for fund shares sold..............................                56,091                     0
     Foreign income tax reclaim receivable........................                     0                     0
     Receivable for variation margin..............................                     0                     0
     Receivable due from Protective Investment Advisors (Note C)..                31,977                 2,275
                                                                          --------------        --------------
       TOTAL ASSETS...............................................           100,018,459             5,638,407
                                                                          --------------        --------------
LIABILITIES
     Unrealized depreciation on forward currency contracts (Note H)                    0                     0
     Payable for securities purchased.............................               132,652                     0
     Investment management fee payable (Note C)...................                65,280                 2,884
     Accounts payable and accrued expenses........................                29,337                 5,132
     Payable for fund shares redeemed.............................                    17                21,795
                                                                          --------------        --------------
       TOTAL LIABILITIES..........................................               227,286                29,811
                                                                          --------------        --------------
         NET ASSETS...............................................        $   99,791,173        $    5,608,596
                                                                          --------------        --------------
                                                                          --------------        --------------
NET ASSETS
     Paid-in capital..............................................        $  118,026,533        $    5,608,596
     Undistributed (overdistributed) net investment income (Note B)                    0                     0
     Accumulated net realized gain (loss) on
       investments and foreign currency transactions..............            (3,917,538)                    0
     Net unrealized appreciation (depreciation) of:
       Investments................................................           (14,317,822)                    0
       Futures....................................................                     0                     0
       Foreign currency translations..............................                     0                     0
                                                                          --------------        --------------
         NET ASSETS...............................................        $   99,791,173        $    5,608,596
                                                                          --------------        --------------
                                                                          --------------        --------------

NET ASSET VALUE PER SHARE
     Offering and redemption price per share (based on
       shares of capital stock outstanding,
       par value $.001 per share).................................        $        8.657        $        1.000
     Total shares outstanding at end of period....................            11,527,480             5,608,596
     Cost of investments..........................................        $  113,444,065        $    5,578,866


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE INVESTMENT COMPANY
                           STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                           GLOBAL                  INTERNATIONAL
                                                                         INCOME FUND                EQUITY FUND
                                                                         -----------                -----------
INVESTMENT INCOME
     Dividend income..............................................     $             0           $     2,214,353
     Interest income..............................................           3,230,460                   357,902
     Foreign taxes withheld.......................................                (463)                 (272,682)
                                                                       ---------------           ---------------
       TOTAL INVESTMENT INCOME....................................           3,229,997                 2,299,573
EXPENSES
     Investment management fee (Note C)...........................             611,855                 1,723,512
     Custodian fees and expenses..................................              84,339                   418,483
     Transfer agent fee...........................................               2,285                     2,285
     Audit fee....................................................               6,880                    18,604
     Legal fee....................................................                 600                     1,622
     Directors fee (Note C).......................................               1,624                     4,395
     Printing expense.............................................               2,438                     6,592
     Miscellaneous expense........................................                  70                       175
                                                                       ---------------           ---------------
       Total operating expenses before reimbursement..............             710,091                 2,175,668
       Expense reimbursement borne by Protective Investment
         Advisors, Inc. (Note C)..................................             (98,236)                 (452,156)
                                                                       ---------------           ---------------
         NET EXPENSES.............................................             611,855                 1,723,512
                                                                       ---------------           ---------------
         NET INVESTMENT INCOME....................................           2,618,142                   576,061
                                                                       ---------------           ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, OPTIONS
     AND FUTURES TRANSACTIONS Net realized gain (loss) on:
       Investments................................................           2,239,489                12,261,649
       Futures....................................................                   0                         0
       Foreign currency transactions..............................            (948,375)                 (882,965)
       Options....................................................                   0                         0
                                                                       ---------------           ---------------
         Total net realized gain..................................           1,291,114                11,378,684
     Change in unrealized appreciation (depreciation) of:
       Investments................................................           2,730,862                16,148,229
       Futures....................................................                   0                         0
       Foreign currency translations..............................          (1,159,257)                 (233,475)
                                                                       ---------------           ---------------
         Total change in unrealized appreciation (depreciation)...           1,571,605                15,914,754
                                                                       ---------------           ---------------
         NET REALIZED AND UNREALIZED GAIN (LOSS)..................           2,862,719                27,293,438
                                                                       ---------------           ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS..............................................     $     5,480,861           $    27,869,499
                                                                       ---------------           ---------------
                                                                       ---------------           ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                             CAPITAL             GROWTH AND             CORE U.S.
                                                                           GROWTH FUND           INCOME FUND           EQUITY FUND
                                                                           -----------           -----------           -----------
INVESTMENT INCOME
     Dividend income..............................................        $    1,159,487        $    6,342,191     $    3,050,690
     Interest income..............................................               295,764             1,770,578            254,009
     Foreign taxes withheld.......................................                     0               (31,623)           (13,859)
                                                                          --------------        --------------     --------------
       TOTAL INVESTMENT INCOME....................................             1,455,251             8,081,146          3,290,840
EXPENSES
     Investment management fee (Note C)...........................               867,482             3,154,367          1,743,718
     Custodian fees and expenses..................................                47,322               116,605             74,665
     Transfer agent fee...........................................                 2,285                 2,285              2,285
     Audit fee....................................................                10,581                50,231             24,977
     Legal fee....................................................                   922                 4,379              2,177
     Directors fee (Note C).......................................                 2,500                11,866              5,899
     Printing expense.............................................                 3,749                17,797              8,851
     Miscellaneous expense........................................                    55                   383                186
                                                                          --------------        --------------     --------------
       Total operating expenses before reimbursement..............               934,896             3,357,913          1,862,758
       Expense reimbursement borne by Protective Investment
         Advisors, Inc. (Note C)..................................               (67,414)             (203,546)          (119,040)
                                                                          --------------        --------------     --------------
         NET EXPENSES.............................................               867,482             3,154,367          1,743,718
                                                                          --------------        --------------     --------------
         NET INVESTMENT INCOME....................................               587,769             4,926,779          1,547,122
                                                                          --------------        --------------     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY,
     OPTIONS AND FUTURES TRANSACTIONS
     Net realized gain (loss) on:
       Investments................................................             5,617,719            20,456,597          2,912,727
       Futures....................................................                     0                     0          1,007,470
       Foreign currency transactions..............................                     0                (3,350)                 0
       Options....................................................                     0                 1,547                  0
                                                                          --------------        --------------     --------------
         Total net realized gain..................................             5,617,719            20,454,794          3,920,197
     Change in unrealized appreciation (depreciation) of:
       Investments................................................            27,519,154           (39,609,065)        38,096,285
       Futures....................................................                     0                     0            155,523
       Foreign currency translations..............................                     0                     0                  0
                                                                          --------------        --------------     --------------
         Total change in unrealized appreciation (depreciation)...            27,519,154           (39,609,065)        38,251,808
                                                                          --------------        --------------     --------------
         NET REALIZED AND UNREALIZED GAIN (LOSS)..................            33,136,873           (19,154,271)        42,172,005
                                                                          --------------        --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS..............................................        $   33,724,642        $  (14,227,492)    $   43,719,127
                                                                          --------------        --------------     --------------
                                                                          --------------        --------------     --------------


                                                                               SMALL CAP               MONEY
                                                                              VALUE FUND            MARKET FUND
                                                                              ----------            -----------
INVESTMENT INCOME
     Dividend income..............................................        $      858,250        $            0
     Interest income..............................................               521,832               284,269
     Foreign taxes withheld.......................................                     0                     0
                                                                          --------------        --------------
       TOTAL INVESTMENT INCOME....................................             1,380,082               284,269
EXPENSES
     Investment management fee (Note C)...........................               882,229                31,757
     Custodian fees and expenses..................................                67,572                23,689
     Transfer agent fee...........................................                 2,285                 2,285
     Audit fee....................................................                15,224                   507
     Legal fee....................................................                 1,327                    44
     Directors fee (Note C).......................................                 3,595                   120
     Printing expense.............................................                 5,395                   179
     Miscellaneous expense........................................                   117                    11
                                                                          --------------        --------------
       Total operating expenses before reimbursement..............               977,744                58,592
       Expense reimbursement borne by Protective Investment
         Advisors, Inc. (Note C)..................................               (95,515)              (26,835)
                                                                          --------------        --------------
         NET EXPENSES.............................................               882,229                31,757
                                                                          --------------        --------------
         NET INVESTMENT INCOME....................................               497,853               252,512
                                                                          --------------        --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY,
     OPTIONS AND FUTURES TRANSACTIONS
     Net realized gain (loss) on:
       Investments................................................             2,864,980                   431
       Futures....................................................                     0                     0
       Foreign currency transactions..............................                     0                     0
       Options....................................................                   988                     0
                                                                          --------------        --------------
         Total net realized gain..................................             2,865,968                   431
     Change in unrealized appreciation (depreciation) of:
       Investments................................................           (21,853,516)                    0
       Futures....................................................                     0                     0
       Foreign currency translations..............................                     0                     0
                                                                          --------------        --------------
         Total change in unrealized appreciation (depreciation)...           (21,853,516)                    0
                                                                          --------------        --------------
         NET REALIZED AND UNREALIZED GAIN (LOSS)..................           (18,987,548)                  431
                                                                          --------------        --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS..............................................        $  (18,489,695)       $      252,943
                                                                          --------------        --------------
                                                                          --------------        --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE INVESTMENT COMPANY
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                         GLOBAL INCOME FUND           INTERNATIONAL EQUITY FUND
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                      12/31/98        12/31/97        12/31/98        12/31/97
                                                   -------------   -------------   -------------   --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income.......................   $   2,618,142   $   2,251,590   $     576,061   $      405,919
    Net realized gain on investments,
        futures, foreign currency related
        transactions and options................       1,291,114       1,831,449      11,378,684        7,232,491
    Net change in unrealized appreciation
        (depreciation)..........................       1,571,605          65,428      15,914,754       (3,720,418)
                                                   -------------   -------------   -------------   --------------
    Net increase (decrease) in net assets
        resulting from operations...............       5,480,861       4,148,467      27,869,499        3,917,992
                                                   -------------   -------------   -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE B):
    From net investment income..................      (1,431,569)     (3,996,275)        (74,421)      (2,629,399)
    From net realized gain on investments.......      (1,581,576)       (605,051)     (8,233,041)      (6,951,138)
                                                   -------------   -------------   -------------   --------------
Net decrease in net assets resulting
    from distributions..........................      (3,013,145)     (4,601,326)     (8,307,462)      (9,580,537)
                                                   -------------   -------------   -------------   --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from sales.....................      13,043,638      12,870,879      26,827,493       42,023,523
    Net proceeds from reinvestment
        of distributions........................       3,013,145       4,601,326       8,307,462        9,580,537
    Cost of shares redeemed.....................      (4,595,043)     (5,860,962)    (11,598,983)     (10,790,209)
                                                   -------------   -------------   -------------   --------------
Net increase (decrease) in net assets from
    capital stock transactions..................      11,461,740      11,611,243      23,535,972       40,813,851
                                                   -------------   -------------   -------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........      13,929,456      11,158,384      43,098,009       35,151,306
Net assets at beginning of period...............      48,833,101      37,674,717     131,886,923       96,735,617
                                                   -------------   -------------   -------------   --------------
NET ASSETS AT END OF PERIOD*....................   $  62,762,557   $  48,833,101   $ 174,984,932   $  131,886,923
                                                   -------------   -------------   -------------   --------------
                                                   -------------   -------------   -------------   --------------
SHARES ISSUED AND REPURCHASED:
    Shares sold.................................       1,226,140       1,217,747       1,893,779        3,085,412
    Shares issued to shareholders from
      reinvestment of distributions.............         283,126         453,698         584,358          774,291
    Shares repurchased..........................        (434,859)       (554,438)       (837,232)        (787,248)
                                                   -------------   -------------   -------------   --------------
Net increase (decrease).........................       1,074,407       1,117,007       1,640,905        3,072,455
                                                   -------------   -------------   -------------   --------------
                                                   -------------   -------------   -------------   --------------

*Includes undistributed (overdistributed)
    distributions of net investment income......   $     123,826   $    (702,875)  $    (104,842)  $      167,201
                                                   -------------   -------------   -------------   --------------
                                                   -------------   -------------   -------------   --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                       33


                                                                CAPITAL GROWTH FUND                 GROWTH AND INCOME FUND
                                                         YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                          12/31/98           12/31/97            12/31/98           12/31/97
                                                       -------------      -------------      -------------      --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income.......................       $     587,769      $     458,089      $   4,926,779      $   2,550,416
    Net realized gain on investments,
        futures, foreign currency related
        transactions and options................           5,617,719          4,629,080         20,454,794         53,904,217
    Net change in unrealized appreciation
        (depreciation)..........................          27,519,154          9,085,049        (39,609,065)        12,856,048
                                                       -------------      -------------      -------------      -------------
    Net increase (decrease) in net assets
        resulting from operations...............          33,724,642         14,172,218        (14,227,492)        69,310,681
                                                       -------------      -------------      -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE B):
    From net investment income..................            (587,870)          (455,335)        (4,661,662)        (2,537,498)
    From net realized gain on investments.......          (2,717,132)        (4,704,337)       (26,790,863)       (47,393,437)
                                                       -------------      -------------      -------------      -------------
Net decrease in net assets resulting
    from distributions..........................          (3,305,002)        (5,159,672)       (31,452,525)       (49,930,935)
                                                       -------------      -------------      -------------      -------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from sales.....................          50,895,298         34,225,506         75,138,167         97,578,882
    Net proceeds from reinvestment
        of distributions........................           3,305,002          5,159,672         31,452,525         49,930,935
    Cost of shares redeemed.....................          (4,513,550)        (3,654,705)       (29,123,341)       (20,973,687)
                                                       -------------      -------------      -------------      -------------
Net increase (decrease) in net assets from
    capital stock transactions..................          49,686,750         35,730,473         77,467,351        126,536,130
                                                       -------------      -------------      -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........          80,106,390         44,743,019         31,787,334        145,915,876
Net assets at beginning of period...............          75,042,476         30,299,457        356,502,690        210,586,814
                                                       -------------      -------------      -------------      -------------
NET ASSETS AT END OF PERIOD*....................       $ 155,148,866       $  75,042,476     $  388,290,024      $ 356,502,690
                                                       -------------      -------------      -------------      -------------
                                                       -------------      -------------      -------------      -------------
SHARES ISSUED AND REPURCHASED:
    Shares sold.................................           2,785,364          2,255,062          4,535,739          5,741,493
    Shares issued to shareholders from
      reinvestment of distributions.............             158,431            333,159          2,230,595          3,252,805
    Shares repurchased..........................            (254,257)          (240,475)        (1,784,688)        (1,223,841)
                                                       -------------      -------------      -------------      -------------
Net increase (decrease).........................           2,689,538          2,347,746          4,981,646          7,770,457
                                                       -------------      -------------      -------------      -------------
                                                       -------------      -------------      -------------      -------------

*Includes undistributed (overdistributed)
    distributions of net investment income......       $       2,655      $       2,754     $      274,185      $      12,418
                                                       -------------      -------------      -------------      -------------
                                                       -------------      -------------      -------------      -------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.





                                                           CORE U.S. EQUITY FUND
                                                         YEAR ENDED         YEAR ENDED
                                                          12/31/98           12/31/97
                                                          --------           --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income.......................      $   1,547,122      $    1,497,231
    Net realized gain on investments,
        futures, foreign currency related
        transactions and options................          3,920,197          13,184,871
    Net change in unrealized appreciation
        (depreciation)..........................         38,251,808          21,412,026
                                                      -------------      --------------
    Net increase (decrease) in net assets
        resulting from operations...............         43,719,127          36,094,128
                                                      -------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE B):
    From net investment income..................         (1,553,374)         (1,468,909)
    From net realized gain on investments.......         (2,708,751)        (13,999,983)
                                                      -------------      --------------
Net decrease in net assets resulting
    from distributions..........................         (4,262,125)        (15,468,892)
                                                      -------------      --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from sales.....................         52,591,612          51,406,215
    Net proceeds from reinvestment
        of distributions........................          4,262,125          15,468,892
    Cost of shares redeemed.....................        (10,526,909)        (11,913,864)
                                                        -----------      --------------
Net increase (decrease) in net assets from
    capital stock transactions..................         46,326,828          54,961,243
                                                      -------------      --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........         85,783,830          75,586,479
Net assets at beginning of period...............        177,210,059         101,623,580
                                                      -------------      --------------
NET ASSETS AT END OF PERIOD*....................      $ 262,993,889      $  177,210,059
                                                      -------------      --------------
                                                      -------------      --------------
SHARES ISSUED AND REPURCHASED:
    Shares sold.................................          2,568,758           2,828,740
    Shares issued to shareholders from
      reinvestment of distributions.............            190,614             859,034
    Shares repurchased..........................           (516,364)           (644,366)
                                                      -------------      --------------
Net increase (decrease).........................          2,243,008           3,043,408
                                                      -------------      --------------
                                                      -------------      --------------

*Includes undistributed (overdistributed)
    distributions of net investment income......      $      45,539      $       51,791
                                                      -------------      --------------
                                                      -------------      --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           PROTECTIVE INVESTMENT COMPANY
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                        SMALL CAP VALUE FUND              MONEY MARKET FUND
                                                     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                      12/31/98        12/31/97        12/31/98        12/31/97
                                                      --------        --------        --------        --------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
    Net investment income.......................   $     497,853   $     326,302   $     252,512   $      217,214
    Net realized gain on investments,
        futures, foreign currency related
        transactions and options................       2,865,968      16,132,010             431                6
    Net change in unrealized appreciation
        (depreciation)..........................     (21,853,516)      6,548,104               0                0
                                                   -------------   -------------   -------------   --------------
    Net increase (decrease) in net assets
        resulting from operations...............     (18,489,695)     23,006,416         252,943          217,220
                                                   -------------   -------------   -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income..................        (510,298)       (312,710)       (252,512)        (217,214)
    From net realized gain on investments.......      (7,958,253)    (11,888,468)           (431)              (6)
    In excess of net realized gain on investments     (3,918,953)              0               0                0
                                                   -------------   -------------   -------------   --------------
Net decrease in net assets resulting
    from distributions..........................     (12,387,504)    (12,201,178)       (252,943)        (217,220)
                                                   -------------   -------------   -------------   --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from sales.....................      20,266,376      29,170,745      13,362,547        9,024,875
    Net proceeds from reinvestment
        of distributions........................      12,387,504      12,201,178         252,943          217,220
    Cost of shares redeemed.....................      (9,969,055)     (8,626,785)    (11,628,835)     (11,740,814)
                                                   -------------   -------------   -------------   --------------
Net increase (decrease) in net assets from
    capital stock transactions..................      22,684,825      32,745,138       1,986,655       (2,498,719)
                                                   -------------   -------------   -------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........      (8,192,374)     43,550,376       1,986,655       (2,498,719)
Net assets at beginning of period...............     107,983,547      64,433,171       3,621,941        6,120,660
                                                   -------------   -------------   -------------   --------------
NET ASSETS AT END OF PERIOD*....................   $  99,791,173   $ 107,983,547   $   5,608,596   $    3,621,941
                                                   -------------   -------------   -------------   --------------
                                                   -------------   -------------   -------------   --------------
SHARES ISSUED AND REPURCHASED:
    Shares sold.................................       1,712,251       2,449,808      13,362,547        9,024,875
    Shares issued to shareholders from
      reinvestment of distributions.............       1,477,611       1,057,540         252,943          217,220
    Shares repurchased..........................        (871,563)       (727,471)    (11,628,835)     (11,740,814)
                                                   -------------   -------------   -------------   --------------
    Net increase (decrease).....................       2,318,299       2,779,877       1,986,655       (2,498,719)
                                                   -------------   -------------   -------------   --------------
                                                   -------------   -------------   -------------   --------------

*Includes undistributed (overdistributed)
    distributions of net investment income......   $           0   $      13,860   $           0   $            0
                                                   -------------   -------------   -------------   --------------
                                                   -------------   -------------   -------------   --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE INVESTMENT COMPANY
                              FINANCIAL HIGHLIGHTS
  SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

GLOBAL INCOME FUND                                                                                   FOR THE PERIOD
                                                                       YEAR ENDED                      3/14/94* TO
                                                    12/31/98     12/31/97     12/31/96    12/31/95      12/31/94
                                                    --------     --------     --------    --------      --------
Net asset value, beginning of period........      $   10.134  $    10.177  $    10.074  $    9.558  $    10.000
                                                  ----------  -----------  -----------  ----------  -----------
Income (loss) from investment operations:
     Net investment income .................           0.422        0.558        0.628       0.607        0.367
     Net realized and unrealized gain (loss)           0.631        0.455        0.310       0.968       (0.442)
                                                  ----------  -----------  -----------  ----------  -----------
     Total from investment operations.......           1.053        1.013        0.938       1.575       (0.075)
                                                  ----------  -----------  -----------  ----------  -----------
LESS DISTRIBUTIONS:
     From net investment income.............          (0.255)      (0.917)      (0.628)     (0.553)      (0.367)
     In excess of net investment income.....          (0.000)       0.000       (0.036)     (0.323)       0.000
     From net realized gain.................          (0.282)      (0.139)      (0.171)     (0.183)       0.000
                                                  ----------  -----------  -----------  ----------  -----------
Total distributions.........................          (0.537)      (1.056)      (0.835)     (1.059)      (0.367)
                                                  ----------  -----------  -----------  ----------  -----------
Net asset value, end of period..............      $   10.650  $    10.134  $    10.177  $   10.074  $     9.558
                                                  ----------  -----------  -----------  ----------  -----------
                                                  ----------  -----------  -----------  ----------  -----------

TOTAL RETURN (a)............................          10.40%         9.94%        9.48%      16.94%       (0.74)%

RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)...........      $    62,763 $    48,833  $    37,675  $   31,085  $    17,281
Ratios to average net assets:
      Net expenses (b)......................             1.10%       1.10%        1.10%       1.10%        1.10%
      Gross expenses (b) ...................             1.28%       1.32%        1.42%       1.50%        2.12%
      Net investment income (b).............             4.71%       5.27%        5.71%       5.94%        5.58%
Portfolio Turnover Rate.....................              194%        369%         214%        295%         210%


INTERNATIONAL EQUITY FUND                                                                          FOR THE PERIOD
                                                                       YEAR ENDED                    3/14/94* TO
                                                     12/31/98    12/31/97     12/31/96    12/31/95     12/31/94
                                                     --------    --------     --------    --------     --------
Net asset value, beginning of period........      $   12.452  $    12.865  $    11.045  $    9.581  $    10.000
                                                  ----------  -----------  -----------  ----------  -----------
Income (loss) from Investment operations:
     Net investment income .................          (0.018)       0.038        0.140       0.067        0.048
     Net realized and unrealized gain (loss)           2.584        0.525        1.955       1.817       (0.467)
                                                  ----------  -----------  -----------  ----------  -----------
     Total from investment operations.......           2.566        0.563        2.095       1.884       (0.419)
                                                  ----------  -----------  -----------  ----------  -----------
LESS DISTRIBUTIONS:
     From net investment income.............          (0.006)      (0.238)      (0.005)     (0.076)       0.000
     In excess of net investment income.....           0.000        0.000        0.000      (0.344)       0.000
     From net realized gain.................          (0.707)      (0.738)      (0.270)      0.000        0.000
                                                  ----------  -----------  -----------  ----------  -----------
Total distributions.........................          (0.713)      (0.976)      (0.275)     (0.420)       0.000
                                                  ----------  -----------  -----------  ----------  -----------
Net asset value, end of period..............      $   14.305  $    12.452  $    12.865  $   11.045  $     9.581
                                                  ----------  -----------  -----------  ----------  -----------
                                                  ----------  -----------  -----------  ----------  -----------

TOTAL RETURN (a)............................            20.65%       4.42%       19.00%      19.66%       (4.18)%

RATIOS & SUPPLEMENTAL DATA
Net Assets, end of Period (000's)...........      $   174,985 $   131,887  $    96,736  $   58,842  $    27,385
Ratios to average net assets:
      Net expenses (b)......................             1.10%       1.10%        1.10%       1.10%        1.10%
      Gross expenses (b) ...................             1.39%       1.37%        1.38%       1.55%        2.24%
      Net investment income (b).............             0.37%       0.34%        0.52%       0.96%        1.25%
Portfolio Turnover Rate.....................               79%         34%          38%         40%          33%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE INVESTMENT COMPANY
                        FINANCIAL HIGHLIGHTS (CONTINUED)
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CAPITAL GROWTH FUND                                            YEAR ENDED               FOR THE PERIOD
                                                  ------------------------------------    6/13/95* TO
                                                     12/31/98    12/31/97     12/31/96      12/31/95
                                                  ----------  -----------  -----------    ----------
Net asset value, beginning of period........      $   15.820  $    12.647  $    10.613    $   10.000
                                                  ----------  -----------  -----------    ----------
Income from investment operations:
     Net investment income .................           0.081       0.104         0.134         0.080
     Net realized and unrealized gain ......           5.427       4.243         2.209         0.613
                                                  ----------  -----------  -----------    ----------
     Total from investment operations.......           5.508       4.347         2.343         0.693
                                                  ----------  -----------  -----------    ----------
LESS DISTRIBUTIONS:
     From net investment income.............          (0.081)     (0.104)       (0.134)       (0.080)
     In excess of net investment income ....          (0.000)     (0.000)       (0.002)       (0.000)
     From net realized gain.................          (0.374)     (1.070)       (0.125)        0.000
     In excess of net realized gain.........           0.000       0.000        (0.048)        0.000
                                                  ----------  -----------  -----------    ----------
Total distributions.........................          (0.455)     (1.174)       (0.309)       (0.080)
                                                  ----------  -----------  -----------    ----------
Net asset value, end of period..............      $   20.873  $   15.820   $    12.647    $   10.613
                                                  ----------  -----------  -----------    ----------
                                                  ----------  -----------  -----------    ----------

TOTAL RETURN (a)............................           34.76%      34.57%        22.05%         6.93%

RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)...........      $  155,149  $   75,042   $    30,299    $   10,716
Ratios to average net assets:
      Net expenses (b)......................            0.80%       0.80%         0.80%         0.80%
      Gross expenses (b) ...................            0.86%       0.97%         1.02%         1.62%
      Net investment income (b).............            0.54%       0.90%         1.54%         2.57%
Portfolio Turnover Rate.....................              28%         61%           35%            5%


GROWTH AND INCOME FUND                                                 YEAR ENDED                      FOR THE PERIOD
                                                  ---------------------------------------------------    3/14/94* TO
                                                   12/31/98      12/31/97      12/31/96     12/31/95      12/31/94
                                                  ----------    -----------   -----------  ----------   -----------
Net asset value, beginning of period........      $   15.762    $    14.183   $    12.197  $    9.661   $    10.000
                                                  ----------    -----------   -----------  ----------   -----------
Income (loss) from investment operations:
     Net investment income .................           0.193          0.132         0.266       0.246         0.114
     Net realized and unrealized gain (loss)          (0.651)         4.030         2.987       2.854        (0.300)
                                                  ----------    -----------   -----------  ----------   -----------
     Total from investment operations.......         (0.458)          4.162         3.253       3.100        (0.186)
                                                  ----------    -----------   -----------  ----------   -----------
LESS DISTRIBUTIONS:
     From net investment income.............          (0.183)        (0.131)       (0.266)     (0.246)       (0.114)
     From net realized gain.................          (1.053)        (2.452)       (1.001)     (0.318)       (0.031)
     In excess of net realized gain.........          (0.000)        (0.000)       (0.000)     (0.000)       (0.008)
                                                  ----------    -----------   -----------  ----------   -----------
Total distributions.........................          (1.236)        (2.583)       (1.267)     (0.564)       (0.153)
                                                  ----------    -----------   -----------  ----------   -----------
Net asset value, end of period..............      $   14.068    $    15.762   $    14.183  $   12.197   $     9.661
                                                  ----------    -----------   -----------  ----------   -----------
                                                  ----------    -----------   -----------  ----------   -----------

TOTAL RETURN (A)............................          (2.92)%         29.84%        26.82%      32.29%        (1.86)%

RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)...........      $  388,290    $   356,503   $   210,587  $  128,076   $    42,305
Ratios to average net assets:
      Net expenses (b)......................            0.80%          0.80%         0.80%       0.80%         0.80%
      Gross expenses (b) ...................            0.85%          0.85%          .88%       0.93%         1.31%
      Net investment income (b).............            1.25%          0.88%         2.11%       2.36%         2.21%
Portfolio Turnover Rate.....................             116%            69%           49%         55%           36%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                          PROTECTIVE INVESTMENT COMPANY
                         FINANCIAL HIGHLIGHTS (CONTINUED)
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

CORE U.S. EQUITY FUND                                                  YEAR ENDED                  FOR THE PERIOD
                                                  -----------------------------------------------    3/14/94* TO
                                                   12/31/98     12/31/97     12/31/96    12/31/95     12/31/94
                                                  ----------  -----------  -----------  ----------  -----------
Net asset value, beginning of period.......       $   18.409  $    15.437  $    13.109  $    9.839  $    10.000
                                                  ----------  -----------  -----------  ----------  -----------
Income (loss) from investment operations:
     Net investment income .................           0.132        0.170        0.180       0.143        0.093
     Net realized and unrealized gain (loss)           3.981        4.568        2.706       3.470       (0.039)
                                                  ----------  -----------  -----------  ----------  -----------
     Total from investment operations.......           4.113        4.738        2.886       3.613        0.054
                                                  ----------  -----------  -----------  ----------  -----------
LESS DISTRIBUTIONS:
     From net investment income.............          (0.133)      (0.165)      (0.180)     (0.143)      (0.093)
     From net realized gain.................          (0.232)      (1.601)      (0.378)     (0.200)      (0.120)
     In excess of net realized gain.........           0.000        0.000        0.000       0.000       (0.002)
                                                  ----------  -----------  -----------  ----------  -----------
Total distributions.........................          (0.365)      (1.766)      (0.558)     (0.343)      (0.215)
                                                  ----------  -----------  -----------  ----------  -----------
Net asset value, end of period..............      $   22.157  $    18.409  $    15.437  $   13.109  $     9.839
                                                  ----------  -----------  -----------  ----------  -----------
                                                  ----------  -----------  -----------  ----------  -----------

TOTAL RETURN (a)............................           22.33%       30.95%       21.94%      36.73%        0.53%

RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)...........      $  262,994  $   177,210  $   101,624  $   56,723  $    17,717
Ratios to average net assets:
      Net expenses (b)......................            0.80%        0.80%        0.80%       0.80%        0.80%
      Gross expenses (b) ...................            0.85%        0.86%        0.91%       1.01%        1.81%
      Net investment income (b).............            0.71%        1.06%        1.44%       1.69%        2.44%
Portfolio Turnover Rate.....................              48%          61%          34%         60%          56%


SMALL CAP VALUE FUND                                                  YEAR ENDED                   FOR THE PERIOD
                                                  ------------------------------------------------    3/14/94* TO
                                                   12/31/98    12/31/97     12/31/96    12/31/95     12/31/94
                                                  ----------  -----------  -----------  ----------  -----------
Net asset value, beginning of period........      $   11.726  $    10.022  $     9.345  $    8.951  $    10.000
                                                  ----------  -----------  -----------  ----------  -----------
Income (loss) from investment operations:
     Net investment income .................           0.049        0.040        0.030       0.079        0.038
     Net realized and unrealized gain (loss)          (1.885)       3.162        1.840       0.502       (1.025)
                                                  ----------  -----------  -----------  ----------  -----------
     Total from investment operations.......          (1.836)       3.202        1.870       0.581       (0.987)
                                                  ----------  -----------  -----------  ----------  -----------
LESS DISTRIBUTIONS:
     From net investment income.............          (0.051)      (0.038)      (0.030)     (0.079)      (0.038)
     From net realized gain.................          (0.792)      (1.460)      (1.163)     (0.031)      (0.001)
     In excess of net realized gain.........          (0.390)       0.000        0.000      (0.077)      (0.023)
                                                  ----------  -----------  -----------  ----------  -----------
Total distributions.........................          (1.233)      (1.498)      (1.193)     (0.187)      (0.062)
                                                  ----------  -----------  -----------  ----------  -----------
Net asset value, end of period..............      $    8.657  $    11.726  $    10.022  $    9.345  $     8.951
                                                  ----------  -----------  -----------  ----------  -----------
                                                  ----------  -----------  -----------  ----------  -----------

TOTAL RETURN (a)............................         (15.32)%       32.20%       20.22%       6.46%      (9.87)%

RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)...........      $   99,791  $   107,984  $    64,433  $   43,830   $   21,813
Ratios to average net assets:
      Net expenses (b)......................            0.80%        0.80%        0.80%       0.80%        0.80%
      Gross expenses (b) ...................            0.89%        0.89%        0.94%       1.00%        1.62%
      Net investment income (b).............            0.45%        0.38%        0.31%       1.09%        1.07%
Portfolio Turnover Rate.....................              96%          99%         100%         60%          17%

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         PROTECTIVE INVESTMENT COMPANY
                        FINANCIAL HIGHLIGHTS (CONTINUED)
 SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

MONEY MARKET FUND                                                      YEAR ENDED                   FOR THE PERIOD
                                                  ------------------------------------------------   3/14/94* TO
                                                   12/31/98     12/31/97     12/31/96    12/31/95     12/31/94
                                                  ----------  -----------  -----------  ----------  -----------
Net asset value, beginning of period........      $    1.000  $     1.000  $     1.000  $    1.000  $     1.000
                                                  ----------  -----------  -----------  ----------  -----------
Income from investment operations:
     Net investment income .................           0.048        0.049        0.047       0.052        0.031
                                                  ----------  -----------  -----------  ----------  -----------

LESS DISTRIBUTIONS:
     From net investment income.............          (0.048)      (0.049)      (0.047)     (0.052)      (0.031)
                                                  ----------  -----------  -----------  ----------  -----------
Net asset value, end of period..............           1.000        1.000        1.000       1.000        1.000
                                                  ----------  -----------  -----------  ----------  -----------
                                                  ----------  -----------  -----------  ----------  -----------

TOTAL RETURN (a)............................            4.91%        4.96%        4.82%       5.32%        3.14%

RATIOS & SUPPLEMENTAL DATA
Net Assets, end of period (000's)...........      $    5,609  $     3,622  $     6,121  $    5,070  $     3,618
Ratios to average net assets:
      Net expenses (b)......................            0.60%        0.60%        0.60%       0.60%        0.60%
      Gross expenses (b) ...................            1.11%        1.42%        1.27%       1.17%        2.24%
      Net investment income (b).............            4.77%        4.84%        4.72%       5.19%        3.80%

     *Commencement of operations.

(a) Total return is calculated assuming a purchase of shares at net asset value per share on the first day and a sale at net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Total return would have been lower had Protective Life and Protective Investment Advisors, Inc. not reimbursed certain Fund expenses.

(b)  Annualized for periods less than one year.

                           PROTECTIVE INVESTMENT COMPANY
                           NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE A - ORGANIZATION
Protective Investment Company (the "Company") was incorporated in the State of Maryland on September 2, 1993 as an open-end management investment company. The Company offers seven separately managed pools of assets which have differing investment objectives and policies. The Company currently issues shares in seven Funds: Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund, Small Cap Value Fund (formerly the Small Cap Equity Fund) and Money Market Fund (individually a "Fund" and collectively the "Funds"). The Company had no operations prior to March 2, 1994, other than those relating to organizational matters. The initial capital contribution of $60,000, $10,000 per fund, resulting in 1,000 shares being issued by each of the Global Income Fund, International Equity Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund and 10,000 shares being issued by the Money Market Fund, was provided on March 2, 1994 by Protective Life Insurance Company. The Company commenced investment operations on March 14, 1994. On June 13, 1995 the Capital Growth Fund commenced investment operations by issuing 100,000 shares of stock to Protective Life Insurance Company ("Protective Life") in exchange for an initial contribution of $1,000,000. Effective May 1, 1997, the name of the Select Equity Fund was changed to the CORE U.S. Equity Fund. Effective May 1, 1998, the name of the Small Cap Equity Fund was changed to the Small Cap Value Fund.

The Company offers each Fund to separate accounts of Protective Life and an affiliate, American Foundation as funding vehicles for certain variable annuity and variable life contracts issued by Protective Life or American Foundation through separate accounts.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES
The accounting policies adopted by the Company are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

VALUATION OF INVESTMENTS - The Company's portfolio securities traded on a national securities exchange are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and closing asked prices. Portfolio securities traded over-the-counter are valued at the last sale price, or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Goldman Sachs Asset Management, investment adviser to the Company, and approved by the board of directors of the Company. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Options and futures contracts are valued at the last sale price on the market where any such options or futures contracts are principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of directors.

FOREIGN SECURITIES - Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or, if closing prices are unavailable, at the last sale price available prior to the time a Fund's net asset value is determined. Foreign portfolio securities prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange.

                          PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

REPURCHASE AGREEMENTS - In connection with transactions in repurchase agreements, the Company's custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Fund may suffer a loss.

INVESTMENT TRANSACTIONS - Investment security transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost.

INVESTMENT INCOME - Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis.

FOREIGN CURRENCY TRANSLATIONS - The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rate of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gains (losses) from foreign currency transactions represent net realized exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income recorded on the Portfolios accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

FORWARD CURRENCY CONTRACTS - A forward foreign currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. A forward may be closed prior to the contractual settlement date by entering into an offsetting position in the same currency with the same settlement terms. The unrealized gain or loss resulting from the offsetting transaction is not realized until the contractual settlement date. On the contractual settlement date the Fund recognizes a realized gain or loss equal to the difference between the value of the forward when entered into and the value of the forward on the contractual settlement date. The Funds could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Funds may enter into forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency and, in certain circumstances, to increase the Funds' total returns.

CALL AND PUT OPTIONS - A call option written by a Fund obligates the Fund to sell a specified currency or security to the option holder at a specified price at any time before the expiration date. A put option written by a Fund obligates the Fund to purchase a specified currency or security from the option holder at a specified price at any time before the expiration date. These transactions involve a risk that a Fund may, upon exercise of the option, be required to sell currency or securities at a price that is less than its market value or be required to purchase currency or securities at a price that exceeds its market value. A Fund may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Fund in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid and related transactions costs are added to the exercise price. The

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

Funds enter into option transactions to hedge against the fluctuation in a security's value, an index's value or a foreign currency's value or to seek to increase the Funds' total returns.

FUTURES CONTRACTS - In order to gain exposure to or protect against declines in security values, the Funds may buy and sell futures contracts. The Funds may also buy or write put or call options on these futures contracts. A Fund generally sells futures contracts to hedge against declines in the value of portfolio securities. A Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Funds segregate assets to cover their respective commitments under such futures contracts. Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value which are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EXPENSES - The Company's expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the board of directors may direct or approve.

DISTRIBUTIONS - Distributions from net investment income are declared and distributed at least annually for Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund; and declared daily and distributed monthly for Money Market Fund. Distributions from net realized gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

FEDERAL INCOME TAXES - Each Fund of the Company is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax. Income distributions and capital gains distributions of a Fund are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options, foreign currency transactions and losses deferred due to wash sales. Any permanent book and tax basis differences at fiscal year-end have been reclassified to paid-in capital to reflect the tax characterization.

NOTE C - AGREEMENTS AND FEES
The Company has entered into an investment management agreement with Protective Investment Advisors, Inc. (formerly Investment Distributors Advisory Services, Inc.) ("PIA" or the "Investment Manager"), a wholly-owned subsidiary of Protective Life Corporation, under which the Company agrees to pay for business management and administrative services furnished by the Investment Manager. For its services to the Company, the Investment Manager receives a monthly management fee based on the average daily net assets of each Fund at the following annual rates: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, 0.80%; Growth and Income Fund, 0.80%; CORE U.S. Equity Fund, 0.80%; Small Cap Value Fund, 0.80%; and Money Market Fund, 0.60%.

In order to limit expenses, PIA has voluntarily undertaken to pay certain operating expenses of the Company or of any Fund to the extent that such expenses (excluding brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, as accrued for each Fund) exceed the following percentages of that Fund's estimated average daily net assets on an annualized basis: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, 0.80%; Growth and Income Fund, 0.80%; CORE U.S. Equity Fund, 0.80%; Small Cap Value Fund, 0.80%; and Money Market Fund, 0.60%. PIA may terminate its obligations to pay such expenses upon 120 days notice to the Company. Prior to May 1, 1998, Protective Life paid such expenses.

                         PROTECTIVE INVESTMENT COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               DECEMBER 31, 1998

Goldman Sachs Asset Management acts as the investment adviser (the "Adviser") of Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund, Small Cap Value Fund and Money Market Fund. Goldman Sachs Asset Management-International acts as the Adviser to Global Income Fund and International Equity Fund. Each Adviser has entered into an investment advisory agreement with the Investment Manager under which the Adviser manages the investment portfolios of the Fund of which it is Adviser. As compensation for their services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates: Global Income Fund and International Equity Fund, 0.40% of the first $100 million, 0.30% of the next $100 million, and 0.25% of assets in excess of $200 million; Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund, 0.40% of the first $100 million, 0.30% of the next $100 million, and 0.20% of assets in excess of $200 million; and Money Market Fund, 0.35% of the first $100 million, 0.25% of the next $100 million, and 0.15% of assets in excess of $200 million.

Directors of the Company who are not interested persons receive an annual fee of $2,000 and $2,000 for each meeting attended.

NOTE D - INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 1998, were as follows:

                                               NON-U.S.         U.S.         NON-U.S.          U.S.
                                              GOVERNMENT     GOVERNMENT     GOVERNMENT     GOVERNMENT
                                              PURCHASES       PURCHASES       SALES           SALES
                                             ------------    -----------   -----------     -----------
Global Income Fund..................         $ 81,348,889    $26,652,987   $71,033,422     $27,747,114
International Equity Fund...........          136,324,200              0   119,319,750               0
Capital Growth Fund.................           69,329,448      2,914,961    28,864,717         346,265
Growth and Income Fund..............          477,653,105              0   418,355,826               0
CORE U.S. Equity Fund...............          146,725,066         18,554   101,464,286       1,818,349
Small Cap Value Fund................          102,511,658              0    96,189,265               0

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 1998 were as follows:

                                                                                             NET UNREALIZED
                                              IDENTIFIED            GROSS UNREALIZED          APPRECIATION
                                                 COST        APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
                                             ------------    ------------   --------------   --------------
Global Income Fund..................         $ 58,872,306    $  2,794,524   $    (315,632)   $    2,478,892
International Equity Fund...........          147,369,684      34,416,952      (6,837,874)       27,579,078
Capital Growth Fund.................          116,818,539      42,261,828      (1,900,229)       40,361,599
Growth and Income Fund..............          377,666,422      25,406,285     (17,073,826)        8,332,459
CORE U.S. Equity Fund...............          183,024,215      84,650,706      (5,275,589)       79,375,117
Small Cap Value Fund................          113,999,239       6,083,140     (20,956,136)      (14,872,996)
Money Market Fund...................            5,578,866               0                0                0

For the year ended December 31, 1998, the Funds' Adviser earned approximately $895, $2,346, $100,828, $2,762, and $9,517 of brokerage commissions, respectively, from portfolio transactions executed on behalf of the International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund, and Small Cap Value Funds, respectively.

                          PROTECTIVE INVESTMENT COMPANY
                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

NOTE E - SHAREHOLDER TRANSACTIONS
The authorized capital stock of the Company consists of 1 billion shares, par value $.001 per share. 700 million of the authorized shares have been divided into, and may be issued in, seven designated Funds as follows: Global Income Fund, 100 million shares; International Equity Fund, 100 million shares; Capital Growth Fund, 100 million shares; Growth and Income Fund, 100 million shares; CORE U.S. Equity Fund, 100 million shares; Small Cap Value Fund, 100 million shares; and Money Market Fund, 100 million shares.

NOTE F - TAX INFORMATION NOTICE
For Federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for its fiscal year ended December 31, 1998; which designates long term capital gain dividends paid.

                                                                                            LONG TERM
                                                                                           CAPITAL GAIN
                                                                                          DIVIDENDS PAID
                                                                                          --------------
Global Income Fund..............................................................          $      269,958
International Equity Fund.......................................................               8,233,041
Capital Growth Fund.............................................................               2,717,132
Growth and Income Fund..........................................................              21,861,401
CORE U.S. Equity Fund...........................................................               2,527,510
Small Cap Value Fund............................................................               5,262,993

NOTE G - SUBSEQUENT EVENT
On October 28, 1998, Protective Life Insurance Company filed with the Securities and Exchange Commission an application for an order of approval pursuant to
Section 26(b) of the Investment Company Act of 1940 to liquidate the Money Market Fund. The application is expected to be approved and the Money Market Fund is expected to be liquidated in April 1999.

NOTE H - FORWARD FOREIGN CURRENCY CONTRACTS
At December 31, 1998, outstanding forward exchange currency contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:

GLOBAL INCOME FUND                                           U.S. $ COST        12/31/98       UNREALIZED
------------------                                          ON ORIGINATION       U.S. $       APPRECIATION
FOREIGN CURRENCY PURCHASE CONTRACTS                              DATE            VALUE       (DEPRECIATION)
-----------------------------------                         --------------   -------------   --------------
DEM, expiring 01/29/99 (1 contract)..................       $      563,949   $     555,992   $      (7,957)
                                                            --------------   -------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
CAD, expiring 02/22/99 (1 contract)..................            1,023,876       1,036,241         (12,365)
CHF, expiring 02/17/99 (1 contract)..................            1,460,454       1,474,348         (13,894)
DEM, expiring 01/22/99-02/10/99 (6 contracts)........            3,909,712       3,899,718           9,994
DKK, expiring 01/13/99 (1 contract)..................            3,240,469       3,175,468          65,001
ESP, expiring 01/20/99 (1 contract)..................            1,426,409       1,432,168          (5,759)
FRF, expiring 01/14/99 (1 contract)..................            1,352,811       1,323,746          29,065
GBP, expiring 01/29/99 (3 contracts).................            9,457,258       9,334,181         123,077
ITL, expiring 01/12/99 (1 contract)..................            4,694,658       4,722,718         (28,060)
JPY, expiring 02/10/99-03/04/99 (4 contracts)........            6,178,943       6,383,262        (204,319)
SEK, expiring 01/22/99 (1 contract)..................              339,454         325,692          13,762
                                                            --------------   -------------    ------------
                                                                33,084,044      33,107,542         (23,498)
                                                                                              -------------
Offsetting forward currency contracts not yet settled
(45 contracts)                                                                                      (8,336)
                                                                                              -------------

NET UNREALIZED DEPRECIATION                                                                   $    (39,791)
                                                                                              -------------
                                                                                              -------------

                          PROTECTIVE INVESTMENT COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

INTERNATIONAL EQUITY FUND                                     U.S. $ COST        12/31/98      UNREALIZED
-------------------------                                   ON ORIGINATION        U.S. $      APPRECIATION
FOREIGN CURRENCY PURCHASE CONTRACTS                              DATE              VALUE     (DEPRECIATION)
-----------------------------------                         ---------------  -------------   --------------
DEM, expiring 01/25/99- 01/29/99 (3 contracts).......       $    5,881,861   $   5,829,580    $    (52,281)
JPY, expiring 02/10/99 (1 contract)..................            2,417,439       2,513,308          95,869
                                                            --------------   -------------    ------------
                                                                 8,299,300       8,342,888          43,588
                                                                                              ------------

FOREIGN CURRENCY SALE CONTRACTS
CHF, expiring 02/17/99 (1 contract)..................       $    3,947,411   $   3,984,964         (37,553)
GBP, expiring 01/29/99 (2 contracts).................            2,140,805       2,108,984          31,821
HKD, expiring 12/08/99 (1 contract)..................            3,638,178       3,685,062         (46,884)
JPY, expiring 03/04/99 (1 contract)..................            2,372,411       2,520,711        (148,300)
                                                            --------------   -------------    -------------
                                                                12,098,805      12,299,721        (200,916)
                                                                                              -------------
Offsetting forward currency contracts not yet settled
(16 contracts)                                                                                    (112,496)
                                                                                              -------------

NET UNREALIZED DEPRECIATION                                                                   $   (269,824)
                                                                                              -------------
                                                                                              -------------



    GLOSSARY OF TERMS

    CAD - Canadian Dollar                       GBP - Great Britain Pound
    CHF - Swiss Franc                           HKD - Hong Kong Dollar
    DEM - Deutsche Mark                         ITL - Italian Lira
    DKK - Danish Krone                          JPY - Japanese Yen
    ESP - Spanish Peseta                        SEK - Swedish Krona
    FRF - French Franc                          USD - United States Dollar

                          PROTECTIVE INVESTMENT COMPANY
                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Investors of Protective Investment Company:


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Protective Investment Company (the "Company"), consisting of Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund, Small Cap Value Fund (formerly Small Cap Equity Fund) and Money Market Fund at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP


Boston, Massachusetts
February 12, 1999

                          PROTECTIVE INVESTMENT COMPANY
                                 ---------------

                             DIRECTORS AND OFFICERS

                           D. Warren Bailey, DIRECTOR
                         G. Ruffner Page, Jr., DIRECTOR
                         Cleophus Thomas, Jr., DIRECTOR
                      Carolyn King, PRESIDENT AND CHAIRMAN
       Richard J. Bielen, DIRECTOR, VICE PRESIDENT AND COMPLIANCE OFFICER
          Jerry W. DeFoor, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER
                           John O'Sullivan, TREASURER
                          Steve M. Callaway, SECRETARY
                                 ---------------

                               INVESTMENT MANAGER

                      Protective Investment Advisors, Inc.
                                 ---------------

                               INVESTMENT ADVISERS

                         Goldman Sachs Asset Management
                  Goldman Sachs Asset Management International
                                 ---------------

                              PRINCIPAL UNDERWRITER

                          Investment Distributors, Inc.
                                 ---------------

      Protective Investment Advisors, Inc., Investment Distributors, Inc., Protective Life Insurance Company and American Foundation Life Insurance Company
              are each subsidiaries of Protective Life Corporation.

--------------------------------------------------------------------------------
   The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Company and Separate Account prospectuses which contain important information concerning the Company, the Separate Account and its current public offering of variable insurance and annuity contracts.
--------------------------------------------------------------------------------